BAKER 500 GROWTH FUND

                               Of The RBB Fund, Inc.


                                Institutional Class
                                      Class S

Supplement dated December 2, 2002 to the prospectus dated December 2, 2002 for the Baker 500 Growth Fund.

The following language is added to the cover page of the prospectus:

The Baker 500 Growth Fund has not commenced operations and is currently not available for purchase.

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                              BAKER 500 CORPORATION


================================================================================

                              BAKER 500 GROWTH FUND
                              OF THE RBB FUND, INC.

                               INSTITUTIONAL CLASS
                                     CLASS S


================================================================================

                                   PROSPECTUS


                                DECEMBER 2, 2002


The securities described in this prospectus have been registered with the Securities and Exchange Commission (SEC). The SEC, however, has not judged these securities for their investment merit and has not determined the accuracy or adequacy of this prospectus. Anyone who tells you otherwise is committing a criminal offense.

================================================================================

                                TABLE OF CONTENTS


A Look at Goals, Strategies, Risks and Financial History.

         FUND DESCRIPTION                                                      1

         Investment Goal...................................................... 1
         Investment Strategies................................................ 1
         Key Risks............................................................ 2
         Risk/Return Information.............................................. 3
         Expenses and Fees.................................................... 3
         Financial Highlights................................................. 4
         Additional Information on the Fund's Investment Objective
                  and Principal Strategies.................................... 5
         Risks of Investing in the Fund....................................... 5

Details on the Management and Operations of the Fund.

         MANAGEMENT OF THE FUND                                                6

         Investment Adviser................................................... 6
         Service Provider Chart............................................... 7

Policies and Instructions for Opening, Maintaining and Closing an Account in the Fund.

         SHAREHOLDER INFORMATION                                               8

         Pricing of Fund Shares............................................... 8
         Purchase of Fund Shares.............................................. 8
         Redemption of Fund Shares............................................11
         Dividends and Distributions..........................................13
         Taxes................................................................13
         Prior Performance of Similarly Advised Accounts
                  of Investment Adviser.......................................15
         For More Information.........................................Back Cover

                              BAKER 500 CORPORATION

                             BAKER 500 GROWTH FUND*
                                  (THE "FUND")

                                FUND DESCRIPTION


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INVESTMENT GOAL
--------------------------------------------------------------------------------

The Fund seeks long-term capital appreciation by investing in a concentrated portfolio of equity securities the Adviser believes are high quality. The Fund's investment goal may be changed by the Board of Directors without shareholder approval. You will receive advance written notice of any material change to the Fund's investment goal.

--------------------------------------------------------------------------------
INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

The Fund seeks to achieve its objective by investing under normal circumstances in the stocks of approximately 20 to 25 large, multi-national companies that the Adviser believes demonstrate dramatic earnings acceleration and sustainable growth. In seeking this objective, the Fund attempts to achieve a total return greater than the total return of the S&P 500 Index.

The Adviser selects stocks based on the Baker 500 Investment Process. That process utilizes both a bottom-up (micro-economic) and top-down (macro-economic) approach in the investment research process. It begins with a quantitative screening process that evaluates each of the components of the S&P 500 Index. This process produces a working universe of securities that the Adviser believes exhibit the minimum characteristics to qualify for inclusion in the portfolio. The Adviser then looks for what it believes are the fastest growing and best-managed companies in the most attractive sectors and industries. The Adviser focuses on a company's market expertise or dominance, its franchise durability and pricing power, and fundamentals such as financial statements and cash flow, management, and valuations in the context of projected growth rates.

When the Adviser believes that market conditions are unfavorable for profitable investing, the Fund's cash or similar investments may increase. Under normal circumstances, the Adviser intends to fully invest the Fund's assets in accordance with the above-mentioned policies, but the Fund reserves the right to hold up to 100% of its assets, as a temporary defensive measure, in cash and eligible U.S. dollar-denominated money market instruments. The Adviser will determine when market conditions warrant temporary defensive measures. The Fund may not achieve its investment objective to the extent the Fund invests in cash or similar investments.

The Adviser may invest the Fund's assets in futures contracts and options on futures contracts to reduce risk to the Fund and as an alternative to purchasing a specified type of security. The Fund may also invest in S&P 500 Index futures, options on S&P 500 Index futures and equity swap contracts.

*Baker 500 is a registered trademark of Baker 500, LLC, the parent company of the Fund's investment adviser.

--------------------------------------------------------------------------------
KEY RISKS
--------------------------------------------------------------------------------

o Common stocks may decline over short or even extended periods of time. Equity markets tend to be cyclical; there are times when stock prices generally increase, and other times when they generally decrease. Therefore you could lose money by investing in the Fund.

o The net asset value of the Fund will change with changes in the market value of its portfolio positions.

o Although the Fund will invest in stocks the Adviser believes to be undervalued, there is no guarantee that the prices of these stocks will not move even lower.

o The Fund may, for temporary defensive purposes, invest a percentage of its total assets, without limitation, in cash or similar investments such as various U.S. dollar-denominated money market instruments. The value of money market instruments tends to fall when current interest rates rise. Money market instruments are generally less sensitive to interest rate changes than longer-term securities. When the Fund's assets are invested in these instruments, the Fund may not be achieving its investment objective.

o If the Fund frequently trades its portfolio securities, the Fund will incur higher brokerage commissions and transaction costs, which could lower the Fund's performance. In addition to lower performance, high portfolio turnover could result in taxable capital gains. The annual portfolio turnover rate for the Fund is not expected to exceed 75%, however, it may be higher if the Adviser believes it will improve the Fund's performance.

o The Fund's use of options and futures may reduce returns and/or increase volatility. Volatility is defined as the characteristics of a security or a market to fluctuate significantly in price within a short time period. The use of options and futures may magnify the Fund's gains or losses.

o The Fund intends to operate as a non-diversified fund. This means it may hold larger positions in a smaller number of securities than a diversified fund. As a result, a single security's increase or decrease in value may have a greater impact on the Fund's NAV and total return.

o An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

For more detail on the principal risks summarized here, please see "Risks of Investing in the Fund."


                                    -- 2 --

--------------------------------------------------------------------------------
RISK/RETURN INFORMATION
--------------------------------------------------------------------------------

Performance information is not shown because the Fund has not commenced operations.

--------------------------------------------------------------------------------
EXPENSES AND FEES
--------------------------------------------------------------------------------

As a shareholder, you pay certain fees and expenses. Annual Fund operating expenses are paid out of Fund assets and are reflected in the Fund's price.

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The table is based on estimated annual expenses for the current fiscal year.


                                                            INSTITUTIONAL               CLASS S
                                                                SHARES                  SHARES(4)
                                                                ------                  ---------
SHAREHOLDER FEES
(fees paid directly from your investment)
-----------------------------------------

Maximum sales charge imposed on purchase                             None                  None
Maximum deferred sales charge                                        None                  None
Maximum sales charge imposed on reinvested dividends                 None                  None
Redemption fee on shares held 270 days or less (as a                1.00%                 1.00%
percentage of amount redeemed)(1)
Exchange fee                                                         None                  None

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from fund assets)(2)
---------------------------------------------

Management fees.....................................                0.98%                 0.98%
Distribution and service (12b-1) fees...............                 None                  None
Other expenses(3)...................................                0.32%                 0.57%

Total annual Fund operating expenses................                1.30%                 1.55%

(1) To prevent the Fund from being adversely affected by the transaction costs associated with short-term shareholder transactions, the Fund will redeem shares at a price equal to the net asset value of the shares, less an additional transaction fee equal to 1.00% of the net asset value of all such shares redeemed that have been held for less than 270 days. Such fees are not sales charges or contingent deferred sales charges, but are retained by the Fund for the benefit of all shareholders.

(2) Annual Fund operating expenses are based on expenses expected to be incurred in the current fiscal period.

(3) "Other expenses" include audit, administration, custody, shareholder servicing, legal, registration, transfer agency and miscellaneous other charges for Institutional Shares and Class S Shares. "Other expenses" are based on estimated amounts for the current fiscal period.

                                    -- 3 --

(4) The Fund's Shareholder Servicing Plan permits the Fund to pay fees to Shareholder Servicing Agents at an annual rate of up to 0.25% of the average daily net asset value of Class S Shares for which such Shareholder Servicing Agents provide services for the benefit of customers. Shareholder servicing fees are included in the Fund's "Other expenses."

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The table below shows what you would pay if you invested $10,000 in the Fund over the various time periods indicated. The example assumes that:

o   you reinvested all dividends and distributions
o   the average annual total return was 5%
o the percentage amounts charged in "Total annual Fund operating expenses" for your class of shares remain the same over the time periods
o   you redeemed all of your investment at the end of the time period.

Although your actual cost may be higher or lower, based on these assumptions your costs would be:

                                                    1 YEAR       3 YEARS
                                                    ------       -------
         Institutional Shares                       $132         $412
         Class S Shares                             $158         $490

The above example is for comparison purposes only and is not a representation of the Fund's actual expenses and returns, either past or future.


--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

No financial highlights are shown because the Fund has not commenced operations.

                                    -- 4 --

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION ON THE FUND'S INVESTMENT OBJECTIVE AND PRINCIPAL
STRATEGIES
--------------------------------------------------------------------------------

The Fund attempts to provide a total return greater than the total return of the S&P 500 Index. The S&P 500 Index is an unmanaged index composed of 500 common stocks, most of which are listed on the New York Stock Exchange. The S&P 500 Index assigns relative values to the stocks included in the index, weighted according to each stock's total market value relative to the total market value of the other stocks included in such index. The Fund attempts to outperform the S&P 500 Index by investing under normal circumstances in the stocks of approximately 20 to 25 large, multi-national companies that the Adviser believes demonstrate dramatic earnings acceleration and sustainable growth.


--------------------------------------------------------------------------------
RISKS OF INVESTING IN THE FUND
--------------------------------------------------------------------------------

GENERAL

There can be no assurance that the investment methodology employed will satisfy the Fund's objective of long-term capital appreciation. Additionally, an investment in the Fund will be subject to the risk of poor stock selection by the Adviser. In other words, the Adviser may not be successful in executing its strategy and may invest in stocks that underperform the market.

The value of any fixed income securities held by the Fund, and thus the net asset value of the shares of the Fund, generally will vary inversely in relation to changes in prevailing interest rates.

The value of Fund shares may increase or decrease depending on market, economic, political, regulatory and other conditions affecting the Fund's portfolio. Investment in shares of the Fund is more volatile and riskier than some other forms of investment.

Investing for hedging purposes may result in certain transaction costs, which may reduce a Fund's performance. In addition, no assurances can be given that each derivative position will achieve a perfect correlation with the security or currency that it is being hedged against. No assurances can be given that these instruments will be used, even if available, and if used that they achieve the desired result.

The more often stocks are traded, the more the Fund will be charged brokerage commissions and other transaction costs that lower performance. In addition to higher transaction costs, high portfolio turnover could result in the realization of taxable capital gains.

                                    -- 5 --

                             MANAGEMENT OF THE FUND


--------------------------------------------------------------------------------
INVESTMENT ADVISER
--------------------------------------------------------------------------------

         The Fund's investment adviser is Baker 500 Corporation, a Delaware corporation, whose principal address is 601 Carlson Parkway, Suite 1050, Minnetonka, MN 55305 (the "Adviser"). The Adviser manages the Fund's business and investment activities, subject to the authority of the Fund's Board of Directors. The Adviser was formed in 1999. The Adviser's affiliates, Baker Capital and Baker 500, LLC, are managed by the same personnel as the Adviser and have provided investment management and investment advisory services to institutional accounts, managed accounts, a hedge fund and individuals since 1998. Pursuant to an Investment Advisory Agreement, the Adviser is entitled to receive 0.98% of the Fund's average net assets in investment advisory fees from the Fund.

PORTFOLIO MANAGER

L. Edward Baker serves as portfolio manager of the Fund. Mr. Baker founded Baker Capital, a parent to the Adviser in 1998, and the Adviser in 1999. Mr. Baker currently serves as the Adviser's President and Chief Portfolio Manager. Prior to founding the Adviser, Mr. Baker served as Senior Vice President for international investment adviser - AIB Govett from 1997 to 1999. Prior to that, Mr. Baker was CEO and Chief Investment Officer for Piper Jaffray Trust and Chairman and CEO of Piper Trust Funds, Inc. for six years, and Senior Vice President for Wells Fargo Bank (formerly Norwest Bank) for four years. He holds a MBA in Management from the Kellogg School at Northwestern University and a BA in Economics from Park College.

                                    -- 6 --

The following chart shows the Fund's other service providers and includes their addresses and principal activities.

                SHAREHOLDERS


Distribution and
Shareholder
Services

            PRINCIPAL DISTRIBUTOR
          PFPC DISTRIBUTORS, INC.
              760 Moore Road
          Valley Forge, PA 19406
 (This address is effective January 3, 2003)

   Distributes shares of the Fund and
   contracts with Shareholder Servicing
   Agents who distribute and redeem Class S
   Shares and/or provide various services
   to beneficial owners of Class S Shares.


               TRANSFER AGENT
                 PFPC Inc.
            400 Bellevue Parkway
            Wilmington, DE 19809

   Handles shareholder services, including
   recordkeeping and statements,
   distribution of dividends and processing of buy and sell requests.



Asset Management

             INVESTMENT ADVISER
           Baker 500 Corporation
            601 Carlson Parkway
                 Suite 1050
            Minnetonka, MN 55305

   Manages the Fund's business and
   investment activities.


                 CUSTODIAN
             PFPC Trust Company
           8800 Tinicum Boulevard
                 Suite 200
           Philadelphia, PA 19153

   Holds the Fund's assets, settles all
   portfolio trades and collects most of the valuation data required for calculating the Fund's net asset value ("NAV").



Fund
Operations

             ADMINISTRATOR AND
            FUND ACCOUNTING AGENT
                 PFPC Inc.
            400 Bellevue Parkway
            Wilmington, DE 19809

   Provides facilities, equipment and
   personnel to carry out administrative
   services related to the Fund and
   calculates the Fund's NAV, dividends and distributions.



             BOARD OF DIRECTORS
      Supervises the Fund's Activities


                                     -- 7 --

                             SHAREHOLDER INFORMATION


--------------------------------------------------------------------------------
PRICING OF FUND SHARES
--------------------------------------------------------------------------------

Shares of a class of the Fund are priced at their net asset value ("NAV"). The NAV of a class of the Fund is calculated as follows:

        NAV      =        Value of Assets Attributable to a Class
                       -  Value of Liabilities Attributable to the same Class
                          ---------------------------------------------------
                          Number of Outstanding Shares of the Class

The Fund's NAV is calculated as of the close of regular trading hours (currently 4:00 p.m. Eastern time) on each day the New York Stock Exchange (the "NYSE") is open for business. The Fund will effect purchases or redemptions of Fund shares at the next NAV calculated after receipt of your order or request in proper form. You will be charged a 1.00% redemption fee if you redeem shares held less than 270 days.

Equity securities held by the Fund are valued using the closing price or the last sale price on the exchange or in the principal over-the-counter market where they are traded. If the last sale price is unavailable, the mean of the last available bid and asked price is normally used. Debt securities held by the Fund generally are valued based on quoted mean prices. Short-term debt investments having maturities of 60 days or less are amortized to maturity based on their cost. If market quotations are unavailable or if an event occurs after the close of an exchange that is expected to materially affect the value of a security held by the Fund, securities and other assets will be valued at fair value as determined in good faith by the Adviser according to procedures adopted by the Fund's Board of Directors.


--------------------------------------------------------------------------------
PURCHASE OF FUND SHARES
--------------------------------------------------------------------------------

PURCHASE OF INSTITUTIONAL SHARES THROUGH AN INSTITUTIONAL ORGANIZATION

Institutional Shares of the Fund may be sold to corporations or other institutions such as trusts, foundations, financial advisors or broker-dealers purchasing for the accounts of others ("Institutional Organizations"). If you purchase Institutional Shares through an Institutional Organization, you may be charged a transaction-based fee or other fee for the services of such organization. Each Institutional Organization is responsible for transmitting to its customers a schedule of any such fees and information regarding any additional or different conditions regarding purchases. Customers of Institutional Organizations should read this prospectus in light of the terms governing accounts with their Institutional Organization.

Certain Institutional Organizations may have agreements with the Fund and may be responsible for promptly transmitting client or customer purchase and redemption orders to the Fund in accordance with such agreements. An Intitutional Organization or, if applicable, its designee that has entered into such an agreement with the Fund or its agent may enter confirmed purchase orders on behalf of clients and customers, with payment to follow no later than the Fund's pricing on the following Business Day. If payment is not received by such time, the Institutional Organization could be held liable for resulting fees or losses. The Fund will be deemed to have received a purchase or redemption order when an Institutional Organization, or if applicable, its authorized designee, accepts a purchase or redemption order in good order. Orders received by the Fund in good order will be priced at the Fund's net asset value next computed after they are accepted by the Institutional Organization or its authorized designee.

For further information as to how to direct an Institutional Organization to purchase or redeem Institutional Shares of the Fund on your behalf, you should contact your Institutional Organization.

                                    -- 8 --

PURCHASE OF CLASS S SHARES THROUGH A SHAREHOLDER SERVICING AGENT

Class S Shares of the Fund may be available through certain financial institutions (each such institution is a "Shareholder Servicing Agent"). Class S Shares are subject to a minimum initial investment of $5,000 ($2,000 for individual retirement accounts) and a minimum subsequent investment of $250 ($100 for individual retirement accounts). Certain features of the Class S Shares, such as the initial and subsequent investment minimums and certain trading restrictions, may be modified or waived by a Shareholder Servicing Agent. A Shareholder Servicing Agent may impose transaction or administrative charges or other direct fees. Therefore, you should contact the Shareholder Servicing Agent acting on your behalf concerning the fees (if any) charged in connection with a purchase or redemption of Class S Shares and should read this Prospectus in light of the terms governing your accounts with the Shareholder Servicing Agent.

A Shareholder Servicing Agent will be responsible for promptly transmitting client or customer purchase and redemption orders to the Fund in accordance with their agreements with the Fund and with clients or customers. A Shareholder Servicing Agent or, if applicable, its designee that has entered into an agreement with the Fund or its agent may enter confirmed purchase orders on behalf of clients and customers, with payment to follow no later than the Fund's pricing on the following Business Day. If payment is not received by such time, the Shareholder Servicing Agent could be held liable for resulting fees or losses. The Fund will be deemed to have received a purchase or redemption order when a Shareholder Sevicing Agent, or if applicable, its authorized designee, accepts a purchase or redemption order in good order. Orders received by the Fund in good order will be priced at the Fund's net asset value next computed after they are accepted by the Shareholder Servicing Agent or its authorized designee.

For further information as to how to direct a Shareholder Servicing Agent to purchase or redeem Class S Shares of the Fund on your behalf, you should contact your Shareholder Servicing Agent.

PURCHASE OF INSTITUTIONAL SHARES THROUGH THE FUND'S TRANSFER AGENT

You may also purchase Institutional Shares directly from the Fund at the NAV per share next calculated after your order is received by the Transfer Agent in proper form. After an initial purchase is made, the Transfer Agent will set up an account for you on the Fund's records, which will show all of your transactions and the balance of the shares you own. You can only purchase shares on days the NYSE is open and through the means described below. The Fund's officers are authorized to waive the minimum initial and subsequent investment requirements.

INITIAL INVESTMENT BY MAIL. Subject to acceptance by the Fund, an account may be opened for Institutional Shares by completing and signing an Account Application and mailing it to the Fund at the address noted below, together with a check ($1,000,000 minimum) payable to Baker 500 Growth Fund (please specify Institutional Shares):

Baker 500 Growth Fund
c/o PFPC Inc.
P.O. Box 9843
Providence, RI 02940

or FedEx to:

Baker 500 Growth Fund
c/o PFPC Inc.
400 Bellevue Parkway
Wilmington, DE  19809

Subject to acceptance by the Fund, payment for the purchase of Institutional Shares received by mail will be credited to a shareholder's account at the NAV per share of the Fund next determined after receipt. Such payment need not be converted into federal funds (monies credited to the Fund's custodian bank by a Federal Reserve Bank) before acceptance by the Fund. No third party endorsed checks (including checks issued by credit card companies) or foreign checks will be accepted as payment for shares.


                                    -- 9 --

INITIAL INVESTMENT BY WIRE. Subject to acceptance by the Fund, Institutional Shares may be purchased by wiring federal funds ($1,000,000 minimum) to PNC Bank, NA (see instructions below). A completed Account Application should be forwarded to the Fund at the address noted above under "Initial Investment by Mail" in advance of the wire. Notification must be given to the Transfer Agent at 1-866-253-8244 prior to 4:00 p.m., Eastern Time, on the wire date. (Prior notification must also be received from investors with existing accounts.) Funds should be wired to:

PNC Bank, NA
Philadelphia, Pennsylvania
ABA# 0310-0005-3
Account # 86-1497-3719
F/B/O Baker 500 Growth Fund
Ref. (Account Number)

Federal funds purchases will be accepted only on a day on which the Fund and PNC Bank, NA are open for business.

ADDITIONAL INVESTMENTS. Additional Institutional Shares may be purchased at any time ($5,000 minimum) at NAV by mailing a check to the Fund at the address noted above under "Initial Investment by Mail" (payable to Baker 500 Growth Fund) or by wiring monies to the custodian bank as outlined above under "Initial Investment by Wire." Notification must be given to the Transfer Agent at 1-866-253-8244 prior to 4:00 p.m., Eastern Time, on the wire date. Initial and additional purchases made by check cannot be redeemed until payment of the purchase has been collected, which may take up to fifteen days from the purchase date.

AUTOMATIC INVESTMENT PLAN. Additional investments in Institutional Shares of the Fund may be made automatically by authorizing the Transfer Agent to withdraw funds from your bank account through the Automatic Investment Plan. Investors who would like to participate in the Automatic Investment Plan should call the Fund to receive the appropriate forms at 1-866-253-8244, or complete the appropriate section of the account application. The minimum initial investment for the Automatic Investment Plan is $1,000,000 for Institutional Shares. The minimum monthly and quarterly payments for Institutional Shares are $1,000 and $3,000, respectively.

OTHER PURCHASE INFORMATION

The Fund reserves the right, in its sole discretion, to suspend the offering of Institutional Shares or Class S Shares or to reject purchase orders when, in the judgment of management, such suspension or rejection is in the best interests of the Fund.


                                    -- 10 --

Purchases of the Fund's shares will be made in full and fractional shares of the Fund calculated to three decimal places. In the interest of economy and convenience, certificates for shares will not be issued except at the written request of the shareholder. Certificates for fractional shares, however, will not be issued.

Class S Shares may be purchased and subsequent investments may be made by principals and employees of the Adviser and their family members, by contractors and clients at the Adviser, and by any pension and profit-sharing plan of the Adviser, through the Adviser, without being subject to the minimum investment limitation.


--------------------------------------------------------------------------------
REDEMPTION OF FUND SHARES
--------------------------------------------------------------------------------

Shares of the Fund are redeemed at the next NAV calculated after a redemption request is received by the Transfer Agent, your Institutional Organization or Shareholder Servicing Agent, as applicable, in proper form. Please contact the Transfer Agent or your Shareholder Servicing Agent for additional information regarding redemption of Fund shares. Redemptions through your Shareholder Servicing Agent are discussed on page 12 below. You can only redeem shares of the Fund on days the NYSE is open and through the means described below. You will be charged a 1.00% redemption fee if you redeem shares held less than 270 days.

You may also redeem Institutional Shares of the Fund by mail, or, if you are authorized, by telephone. The value of shares redeemed may be more or less than the purchase price, depending on the market value of the investment securities held by the Fund.

REDEMPTION BY MAIL. If you own Institutional Shares, your redemption requests should be addressed to Baker 500 Growth Fund, c/o PFPC Inc., P.O. Box 9843, Providence, RI 02940 and must include:

o   the share certificates, if issued;

o a letter of instruction, if required, or a stock assignment specifying the number of shares or dollar amount to be redeemed, signed by all registered owners of the shares in the exact names in which they are registered;

o any required signature guarantees, which are required when (i) the redemption request proceeds are to be sent to someone other than the registered shareholder(s), (ii) the redemption request is for $10,000 or more, or (iii) a share transfer request is made. A signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency or savings association who are participants in a Medallion Program recognized by the Securities Transfer Association. The three recognized Medallion Programs are Securities Transfer Agent Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Program (MSP). Signature guarantees which are not a part of these programs will not be accepted. Please note that a notary public stamp or seal is not acceptable; and

                                    -- 11 --

o other supporting legal documents, if required, in the case of estates, trusts, guardianships, custodianships, corporations, pension and profit sharing plans and other organizations.

REDEMPTION BY TELEPHONE. In order to utilize the Telephone Redemption Option for Institutional Shares, you must indicate that option on your Account Application. You may then initiate a redemption of shares by calling the Fund at 1-866-253-8244 and requesting that the redemption proceeds be mailed to the primary registration address or wired per the authorized instructions. Redemptions by telephone are limited to amounts less than $10,000. Shares cannot be redeemed by telephone if share certificates are held for those shares. If the Telephone Redemption Option is authorized, the Fund and its Transfer Agent may act on telephone instructions from any person representing himself or herself to be a shareholder and believed by the Fund or its Transfer Agent to be genuine. The Transfer Agent's records of such instructions are binding and shareholders, not the Fund or its Transfer Agent, bear the risk of loss in the event of unauthorized instructions reasonably believed by the Fund or its Transfer Agent to be genuine. The Fund will employ reasonable procedures to confirm that instructions communicated are genuine and, if it does not, it may be liable for any losses due to unauthorized or fraudulent instructions. The procedures employed by the Fund in connection with transactions initiated by telephone include tape recording of telephone instructions and requiring some form of personal identification prior to acting upon instructions received by telephone.

INVOLUNTARY REDEMPTION. The Fund reserves the right to redeem a shareholder's account in the Fund at any time the net asset value of the account falls below $500 as the result of a redemption request. Shareholders will be notified in writing that the value of their account is less than $500 and will be allowed 30 days to make additional investments before the involuntary redemption is processed.

REDEMPTIONS THROUGH SHAREHOLDER SERVICING AGENTS - CLASS S SHARES

You must place all redemption orders for Class S Shares purchased through a Shareholder Servicing Agent with such Shareholder Servicing Agent in accordance with the instructions or limitations pertaining to your account with such Shareholder Servicing Agent. Redemption orders for Class S Shares are effected at the NAV next determined after the Fund's Transfer Agent receives the order. The Shareholder Servicing Agent may charge your account for redemption services. You should contact your Shareholder Servicing Agent for further information regarding redemption of Class S Shares, including the availability of wire or telephone redemption privileges, or whether you may elect to participate in a systematic withdrawal plan. Please also see "Purchase of Class S Shares through a Shareholder Sevicing Agent" on page 8 above.

ADDITIONAL INFORMATION ON THE REDEMPTION FEE

As stated above, you will be charged a 1.00% redemption fee if you redeem shares held less than 270 days. The fee does not apply to redeemed shares that were purchased through reinvested dividends or capital gain distributions. The redemption fee will not be charged when shares are involuntarily redeemed. The redemption fee will not be charged on accounts held by qualified retirement and deferred compensation plans and trusts and any wrap accounts in which The Charles Schwab Trust Company acts as trustee or custodian. The Company reserves the right, at its discretion, to waive, modify or terminate the redemption fee.


OTHER REDEMPTION INFORMATION

Redemption proceeds for shares of the Fund recently purchased by check may not be distributed until payment for the purchase has been collected, which may take up to fifteen days from the purchase date. Shareholders can avoid this delay by utilizing the wire purchase option.

Redemption proceeds will ordinarily be paid within seven business days after a redemption request is received by the Transfer Agent in proper form. The Fund may suspend the right of


                                    -- 12 --
redemption or postpone the date at times when the NYSE is closed or under any emergency circumstances as determined by the SEC.

If the Board of Directors determines that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may pay the redemption proceeds in whole or in part by a distribution in-kind of readily marketable securities held by the Fund in lieu of cash in conformity with applicable rules of the SEC. Investors generally will incur brokerage charges on the sale of portfolio securities so received in payment of redemptions.


--------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS
--------------------------------------------------------------------------------

The Fund declares and pays dividends of substantially all of its net investment income annually. The Fund distributes, at least annually, substantially all net realized capital gains, if any, earned. The Fund will inform shareholders of the amount and nature of all such income or gains.

Dividends are paid in the form of additional shares of the same class of the Fund, unless you have elected prior to the date of distribution to receive payment in cash. Such election, or any revocation thereof, must be made in writing to the Transfer Agent and will become effective with respect to dividends paid after its receipt. Dividends that are otherwise taxable are taxable to you whether received in cash or in additional shares of the Fund. It is anticipated that expenses incurred by each class of shares of the Fund will differ and, accordingly, that the dividends distributed with respect to each class will differ.


--------------------------------------------------------------------------------
TAXES
--------------------------------------------------------------------------------

The Fund contemplates declaring as dividends each year all or substantially all of its taxable income, including its net capital gain (the excess of long-term capital gain over short-term capital loss). Distributions attributable to the net capital gain of the Fund will be taxable to you as long-term capital gain, regardless of how long you have held your shares. Other Fund distributions will generally be taxable as ordinary income. You will be subject to income tax on Fund distributions regardless of whether they are paid in cash or reinvested in additional shares. You will be notified annually of the tax status of distributions to you.

You should note that if you purchase just before a distribution, the purchase price will reflect the amount of the upcoming distribution, but will be taxable on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of capital. This is known as "buying into a dividend."

You will recognize a taxable gain or loss on a sale or redemption of your shares, based on the difference between your tax basis in the shares and the amount you receive for them. (To aid in computing your tax basis, you generally should retain your account statements for the periods during which you held shares.) Additionally, any loss realized on a sale or redemption of shares of the Fund may be disallowed under "wash sale" rules to the extent the shares disposed of are


                                    -- 13 --
replaced with other shares of the Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of the Fund. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired. Any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the shares.

The one major exception to these tax principles is that distributions on, and sales, exchanges and redemptions of, shares held in an IRA (or other tax-qualified plan) will not be currently taxable.

Shareowners may also be subject to state and local taxes on distributions and redemptions. State income taxes may not apply, however, to the portions of a Fund's distributions, if any, that are attributable to interest on federal securities or interest on securities of the particular state or localities within the state.

The foregoing is only a summary of certain tax considerations under current law, which may be subject to change in the future. Shareholders who are nonresident aliens, foreign trusts or estates, or foreign corporations or partnerships, may be subject to different United States federal income tax treatment. You should consult your tax adviser for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.


                                    -- 14 --

--------------------------------------------------------------------------------
PRIOR PERFORMANCE OF SIMILARLY ADVISED ACCOUNTS OF INVESTMENT ADVISER
--------------------------------------------------------------------------------

The Adviser's only account is the Baker 500 Growth Fund. Affiliates of the Adviser (the "Baker Affiliates"), including Baker Capital and Baker 500, LLC, have managed separate accounts in a substantially similar manner as the Baker 500 Growth Fund. Mr. Baker, the portfolio manager of the Baker 500 Growth Fund, is and has been solely responsible for the performance of these discretionary private accounts, which have substantially similar investment objectives, policies and strategies as the Baker 500 Growth Fund. The following table sets forth the performance data relating to the historical performance of these private accounts. The information is provided to illustrate the past performance of the Baker Affiliates in managing substantially similar accounts as measured against the S&P 500 Index and does not represent the performance of the Baker 500 Growth Fund. Investors should not consider this performance data as a substitute for the performance of the Baker 500 Growth Fund nor should investors consider this data as an indication of the future performance of the Baker 500 Growth Fund or of the Adviser. The S&P 500 Index is unmanaged, and investors cannot invest directly in the index.

       Calendar Years                         Private Accounts       S&P 500
                                               Performance           Index

       2002                                      0.68%               -22.10%
       2001                                     -0.68%               -11.89%
       2000                                     -4.96%                -9.10%
       1999                                     63.43%                21.04%
       1998                                     64.38%                28.58%

       ------------------------------------------------------------------------


AVERAGE ANNUAL TOTAL RETURNS
  for the periods ended 12/31/02

                                     1 Year      3 Years         5 Years

--------------------------------------------------------------------------------
Private Accounts Performance           0.68%       -1.68%         20.62%
S&P 500                              -22.10%      -14.55%         -0.59%
--------------------------------------------------------------------------------

The performance information with respect to the discretionary private accounts is net of applicable investment management fees, brokerage commissions, execution costs and custodial fees, without provision for federal and state taxes, if any. Because fees, commissions, and taxes may differ for the private discretionary accounts and the Baker 500 Growth Fund, performance data for identical periods may differ.

All returns presented are time weighted based on monthly valuations and include the reinvestment of earnings. The average annual expenses of the discretionary private accounts for all periods reflect the maximum applicable fee of 1.00%. These average annual expenses were lower than the expenses of each class of the Baker 500 Growth Fund under "Expenses and Fees" above. The performance of the discretionary private accounts would have been lower if they had

                                    -- 15 --
been subject to the expenses of the Baker 500 Growth Fund. Furthermore, the discretionary private accounts are not subject to the same diversification requirements, specific tax restrictions and investment limitations imposed on the Baker 500 Growth Fund by the Investment Company Act of 1940, as amended, and Subchapter M of the Internal Revenue Code of 1986. Consequently, the performance results of the Baker Affiliates' discretionary private accounts could have been adversely affected if the discretionary private accounts had been regulated as investment companies under the federal tax and securities laws. In addition, the securities held by the Baker 500 Growth Fund will not be identical to the securities held by the discretionary private accounts for the periods shown above. Accordingly, the future performance of the Baker 500 Growth Fund will differ from the performance of the private accounts.


                                    -- 16 --

                              BAKER 500 CORPORATION
                              BAKER 500 GROWTH FUND
                                  P.O. Box 9843
                               Providence, RI 02940
                                  1-866-253-8244

--------------------------------------------------------------------------------
FOR MORE INFORMATION:
--------------------------------------------------------------------------------

This prospectus contains important information you should know before you invest. Read it carefully and keep it for future reference. More information about the Fund is available free, upon request, including:

ANNUAL/SEMI-ANNUAL REPORT

These reports contain additional information about the Fund's investments, describe the Fund's performance, list portfolio holdings and discuss recent market conditions and economic trends.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

A Statement of Additional Information, dated December 2, 2002 has been filed with the Securities and Exchange Commission (SEC). The SAI, which includes additional information about the Fund may be obtained free of charge by calling
(866)-253-8244. The SAI, as supplemented from time to time, is incorporated by reference into this prospectus (and is legally considered a part of this prospectus).

SHAREHOLDER INQUIRIES

Representatives are available to discuss account balance information, mutual fund prospectuses, literature, programs and services available. Hours: 8 a.m. to 6 p.m. (Eastern Time) Monday-Friday. Call: (866) 253-8244.

PURCHASES AND REDEMPTIONS

Call: (866) 253-8244.

WRITTEN CORRESPONDENCE

Post Office Address: Baker 500 Growth Fund, c/o PFPC Inc., P.O. Box 9843, Providence, RI 02940

Street Address: Baker 500 Growth Fund, c/o PFPC Inc., 400 Bellevue Parkway, Wilmington, DE 19809

SECURITIES AND EXCHANGE COMMISSION (SEC)

You may also view information about The RBB Fund, Inc. and the Fund, including the SAI, by visiting the SEC's Public Reference Room in Washington, DC or the EDGAR Database on the SEC's Internet site at www.sec.gov. You may also obtain copies of Fund documents by paying a duplicating fee and sending an electronic request to the following e-mail address: PUBLICINFO@SEC.GOV, or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-0102. You may obtain information on the operation of the public reference room by calling the SEC at 1-202-942-8090.


                                       Investment Company Act File No. 811-05518

                              BAKER 500 GROWTH FUND

                 (AN INVESTMENT PORTFOLIO OF THE RBB FUND, INC.)

                       STATEMENT OF ADDITIONAL INFORMATION

                                DECEMBER 2, 2002

         This Statement of Additional Information provides supplementary information pertaining to shares of two classes, Institutional Shares and Class S Shares (collectively, the "Shares"), representing interests in the Baker 500 Growth Fund (the "Fund") of The RBB Fund, Inc. ("RBB"). This Statement of Additional Information is not a prospectus and should be read only in conjunction with the Fund's Prospectus dated December 2, 2002 (the "Prospectus"). A copy of the Prospectus may be obtained free of charge by calling toll-free (866) 253-8244. This Statement of Additional Information is dated December 2, 2002.

                                TABLE OF CONTENTS
                                                                         PAGE

GENERAL................................................................... B-3
INVESTMENT OBJECTIVE AND POLICIES......................................... B-3
INVESTMENT LIMITATIONS.................................................... B-18
DIRECTORS AND OFFICERS.................................................... B-21
CODE OF ETHICS............................................................ B-27
INVESTMENT ADVISORY, DISTRIBUTION AND
   SERVICING ARRANGEMENTS................................................. B-27
FUND TRANSACTIONS......................................................... B-31
PURCHASE AND REDEMPTION INFORMATION....................................... B-33
TELEPHONE TRANSACTION PROCEDURES.......................................... B-33
VALUATION OF SHARES....................................................... B-35
PERFORMANCE INFORMATION................................................... B-35

TAXES..................................................................... B-39
ADDITIONAL INFORMATION CONCERNING FUND SHARES............................. B-41
MISCELLANEOUS............................................................. B-43
FINANCIAL STATEMENTS...................................................... B-52
APPENDIX A................................................................ A-1

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS STATEMENT OF ADDITIONAL INFORMATION IN CONNECTION WITH THE OFFERING MADE BY THE PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY RBB OR ITS DISTRIBUTOR. NEITHER THE PROSPECTUS NOR THE STATEMENT OF ADDITIONAL INFORMATION CONSTITUTES AN OFFERING BY RBB OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

Baker 500 is a registered trademark of Baker 500, LLC, the parent company of the Fund's investment adviser.

                                     GENERAL

         RBB is an open-end management investment company currently operating or proposing to operate fourteen separate investment portfolios. RBB is registered as an open-end investment company under the Investment Company Act of 1940 (the "1940 Act") and was organized as a Maryland corporation on February 29, 1988. This Statement of Additional Information pertains to the Institutional Shares and Class S Shares representing interests in one non-diversified portfolio, the Baker 500 Growth Fund, which is offered by a Prospectus dated December 2, 2002.

         Capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Prospectus.


                        INVESTMENT OBJECTIVE AND POLICIES

         The following supplements the information contained in the Prospectus concerning the investment objective and policies of the Fund.

FUTURES

         FUTURES CONTRACTS. The Fund may invest in futures contracts and options on futures contracts (including S&P 500 Index futures, and options on such futures described below) to the extent permitted by law. When the Fund purchases a futures contract, it agrees to purchase a specified underlying instrument at a specified future date. When the Fund sells a futures contract, it agrees to sell the underlying instrument at a specified future date. The price at which the purchase and sale will take place is fixed when the Fund enters into the contract. The underlying instrument may be a specified type of security, such as U.S. Treasury bonds or notes.

         The majority of futures contracts are closed out by entering into an offsetting purchase or sale transaction in the same contract on the exchange where they are traded, rather than being held for the life of the contract. Futures contracts are closed out at their current prices, which may result in a gain or loss.

         If the Fund holds a futures contract until the delivery date, it will be required to complete the purchase and sale contemplated by the contract. In the case of futures contracts on securities, the purchaser generally must deliver the agreed-upon purchase price in cash, and the seller must deliver securities that meet the specified characteristics of the contract.

         The Fund may purchase futures contracts as an alternative to purchasing actual securities. For example, if the Fund intended to purchase certain securities but had not yet done so, it could purchase a futures contract in order to lock in current market prices while deciding on particular investments. This strategy is sometimes known as an anticipatory hedge. Alternatively, the Fund could purchase a futures contract if it had cash and short-term securities on hand that it wished to invest in longer-term securities, but at the same time the Fund wished to maintain a highly liquid position in order to be prepared to meet redemption requests or other obligations. In these strategies the Fund would use futures contracts to attempt to achieve an overall return -- whether positive or negative -- similar to the return from longer-term securities, while taking advantage of potentially greater liquidity that futures contracts may offer. Although the Fund would hold cash and liquid debt securities in a segregated account with a value sufficient to cover its open futures obligations, the segregated assets would be available to the Fund immediately upon closing out the futures position, while settlement of securities transactions can take several days.

         The Fund may sell futures contracts to hedge its other investments against changes in value, or as an alternative to sales of securities. For example, if the Adviser (as defined below) anticipated a decline in the price of a particular security, but did not wish to sell such securities owned by the Fund, it could sell a futures contract in order to lock in a current sale price. If prices subsequently fell, the futures contract's value would be expected to rise and offset all or a portion of the loss in the securities that the Fund had hedged. Of course, if prices subsequently rose, the futures contract's value could be expected to fall and offset all or a portion of the benefit to the Fund.

         The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required, and the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss or gain to the investor. Thus, a purchase or sale of a futures contract may result in losses or gains in excess of the amount invested in the contract.

         FUTURES MARGIN PAYMENTS. The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the purchaser and seller are required to deposit "initial margin" with a futures broker (known as a futures commission merchant, or FCM), when the contract is entered into. Initial margin deposits are equal to a percentage of the contract's value, as set by the exchange where the contract is traded, and may be maintained in cash or high quality liquid securities. If the value of either party's position declines, that party will be required to make additional "variation margin" payments to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. Initial and variation margin payments are similar to good faith deposits or performance bonds, unlike margin extended by a securities broker, and initial and variation margin payments do not constitute purchasing securities on margin for purposes of the Fund's investment limitations. In the event of the bankruptcy of an FCM that holds margin on behalf of the Fund, the Fund may be entitled to a return of margin owed to it only in proportion to the amount received by the FCM's other customers. The Adviser will attempt to minimize this risk by careful monitoring of the creditworthiness of the FCMs with which the Fund does business.

         CORRELATION OF PRICE CHANGES. The prices of futures contracts depend primarily on the value of their underlying instruments. Because there are a limited number of types of futures contracts, it is likely that the standardized futures contracts available to the Fund will not match the Fund's current or anticipated investments. Futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match the Fund's investments well. Futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation between the Fund's investments and its futures positions may also result from differing levels of demand in the futures markets and the securities markets, from structural differences in how futures and securities are traded, or from imposition of daily price fluctuation limits for futures contracts. The Fund may purchase or sell futures contracts with a greater or lesser value than the securities they wish to hedge or intend to purchase in order to attempt to compensate for differences in historical volatility between the futures contract and the securities, although this may not be successful in all cases. If price changes in the Fund's futures positions are poorly correlated with its other investments, its futures positions may fail to produce anticipated gains or result in losses that are not offset by the gains in the Fund's other investments.

         TRADING RISKS OF FUTURES CONTRACTS. Because futures contracts are generally settled within a day from the date they are closed out, as compared with a longer settlement period for other types of securities, the futures markets can provide liquidity superior to the securities markets in many cases. Nevertheless, there is no assurance a liquid secondary market will exist for any particular futures contract at any particular time. In addition, futures exchanges may establish daily price fluctuation limits for futures contracts and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached, it may be impossible for the Fund to enter into new positions or close out existing positions. If the secondary market for a futures contract is not liquid because of price fluctuation limits or otherwise, it would prevent prompt liquidation of unfavorable futures positions, and potentially could require the Fund to continue to hold a futures position until the delivery date regardless of changes in its value. As a result, the Fund's access to other assets held to cover its futures positions could also be impaired.

         INDEX FUTURES AND RELATED OPTIONS. An Index Futures contract is a contract to buy or sell an integral number of units of a stock index (i.e., the Standard & Poor's 500 Composite Stock Price Index) at a specified future date at a price agreed upon when the contract is made. A unit is the value of the relevant index from time to time. Entering into a contract to buy units is commonly referred to as buying or purchasing a contract or holding a long position in an index.

         RISKS OF FUTURES TRANSACTIONS. The risks related to the use of futures contracts include: (i) the correlation between movements in the market price of the Fund's investments (held or intended for purchase) being hedged and in the price of the futures contract may be imperfect; (ii) possible lack of a liquid secondary market for closing out futures positions; (iii) the need for additional portfolio management skills and techniques; and (iv) losses due to unanticipated market movements. Successful use of futures by the Fund is subject to the Adviser's ability to predict correctly movements in the direction of the market.

PUT AND CALL OPTIONS

         The Fund may purchase and write (sell) put and call options relating to particular securities or to various indices which may or may not be listed on a national securities exchange or issued by the Options Clearing Corporation.

         PURCHASING PUT OPTIONS. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. The option may give the Fund the right to sell only on the option's expiration date, or may be exercisable at any time up to and including that date. In return for this right, the Fund pays the current market price for the option (known as the option premium). The option's underlying instrument may be a security or a futures contract.

         The Fund may terminate its position in a put option it has purchased by allowing it to expire or by exercising the option. If the option is allowed to expire, the Fund will lose the entire premium it paid. If the Fund exercises the option, it completes the sale of the underlying instrument at the strike price. If the Fund exercises a put option on a futures contract, it assumes a seller's position in the underlying futures contract. Purchasing an option on a futures contract does not require the Fund to make futures margin payments unless it exercises the option. The Fund may also terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists.

         Put options may be used by the Fund to hedge securities it owns, in a manner similar to selling futures contracts, by locking in a minimum price at which the Fund can sell. If security prices fall, the value of the put option would be expected to rise and offset all or a portion of the Fund's resulting losses. The put thus acts as a hedge against a fall in the price of such securities. However, all other things being equal (including securities prices) option premiums tend to decrease over time as the expiration date nears. Therefore, because of the cost of the option in the form of the premium (and transaction costs), the Fund would expect to suffer a loss in the put option if prices do not decline sufficiently to offset the deterioration in the value of the option premium. This potential loss represents the cost of the hedge against a fall in prices. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the securities hedged to the same extent as selling a futures contract.

         PURCHASING CALL OPTIONS. The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price (call options on futures contracts are settled by purchasing the underlying futures contract). By purchasing a call option, the Fund would attempt to participate in potential price increases of the underlying instrument, with results similar to those obtainable from purchasing a futures contract, but with risk limited to the cost of the option if security prices fell. At the same time, the Fund can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.

         The Fund will purchase call options only in connection with "closing purchase transactions." The Fund may terminate its position in a call option by entering into a closing purchase transaction. A closing purchase transaction is the purchase of a call option on the same security with the same exercise price and call period as the option previously written by the Fund. If the Fund is unable to enter into a closing purchase transaction, the Fund may be required to hold a security that it might otherwise have sold to protect against depreciation.

         WRITING PUT OPTIONS. The Fund may write put options to the extent permitted by law. When the Fund writes a put option, it takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the Fund assumes the obligation to pay the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. When writing an option on a futures contract the Fund will be required to make margin payments to an FCM as described above for futures contracts. The Fund may seek to terminate its position in a put option it writes before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for an option the Fund has written, however, the Fund must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to set aside assets to cover its position.

         The Fund may write put options as an alternative to purchasing actual securities. If security prices rise, the Fund would expect to profit from a written put option, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the Fund will also profit, because it should be able to close out the option at a lower price. If security prices fall, the Fund would expect to suffer a loss. This loss should be less than the loss the Fund would have experienced from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.

         WRITING CALL OPTIONS. The Fund may write call options to the extent permitted by law. Writing a call option obligates the Fund to sell or deliver the option's underlying instrument, in return for the strike price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, as described above, except that writing covered call options generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, the Fund would seek to mitigate the effects of a price decline. At the same time, because the Fund would have to be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, the Fund would give up some ability to participate in security price increases when writing call options.

         COMBINED OPTION POSITIONS. The Fund may purchase and write options in combination with each other to adjust the risk and return characteristics of the overall position. For example, the Fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

         OPTIONS ON INDICES/UNLISTED OVER-THE-COUNTER OPTIONS. In contrast to an option on a particular security, an option on an index provides the holder with the right to make or receive a cash settlement upon exercise of the option. The amount of this settlement will be equal to the difference between the closing price of the index at the time of exercise and the exercise price of the option expressed in dollars, times a specified multiple.

         The Fund will engage in unlisted over-the-counter options only with broker-dealers deemed creditworthy by the Adviser. Closing transactions in certain options are usually effected directly with the same broker-dealer that effected the original option transaction. The Fund bears the risk that the broker-dealer will fail to meet its obligations. There is no assurance that the Fund will be able to close an unlisted option position. Furthermore, unlisted options are not subject to the protections afforded purchasers of listed options by the Options Clearing Corporation, which performs the obligations of its members who fail to do so in connection with the purchase or sale of options.

         RISKS OF OPTIONS TRANSACTIONS. Options trading is a highly specialized activity which entails greater than ordinary investment risk. Options are subject to risks similar to those described above with respect to futures contracts, including the risk of imperfect correlation between the option and the Fund's other investments and the risk that there might not be a liquid secondary market for the option. In the case of options on futures contracts, there is also a risk of imperfect correlation between the option and the underlying futures contract. Options are also subject to the risks of an illiquid secondary market, particularly in strategies involving writing options, which the Fund cannot terminate by exercise. In general, options whose strike prices are close to their underlying instruments' current value will have the highest trading volume, while options whose strike prices are further away may be less liquid. The liquidity of options may also be affected if options exchanges impose trading halts, particularly when markets are volatile.

         ASSET COVERAGE FOR FUTURES AND OPTIONS POSITIONS. The Fund will not use leverage in its options and futures strategies. The Fund will hold securities or other options or futures positions whose values are expected to offset its obligations under the hedge strategies. The Fund will not enter into an option or futures position that exposes the Fund to an obligation to another party unless it owns either (i) an offsetting position in securities or other options or futures contracts or (ii) cash, receivables and short-term debt securities with a value sufficient to cover its potential obligations. The Fund will comply with guidelines established by the SEC with respect to coverage of options and futures strategies by mutual funds, and if the guidelines so require will set aside cash and high grade liquid debt securities in a segregated account with its custodian bank in the amount prescribed. Securities held in a segregated account cannot be sold while the futures or option strategy is outstanding, unless they are replaced with similar securities. As a result, there is a possibility that segregation of a large percentage of the Fund's assets could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

         LIMITATIONS ON FUTURES AND OPTIONS TRANSACTIONS. RBB, on behalf of the Fund, has filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" WITH THE COMMODITY FUTURES TRADING COMMISSION ("CFTC") and the National Futures Association, which regulate trading in the futures markets. Pursuant to Section 4.5 of the regulations under the Commodity Exchange Act, the Fund will not enter into any commodity futures contract or option on a commodity futures contract for non-hedging purposes if, as a result, the sum of initial margin deposits on commodity futures contracts and related commodity options and premiums paid for options on commodity futures contracts the Fund has purchased would exceed 5% of the Fund's net assets after taking into account unrealized profits and losses on such contracts, except as may be otherwise permitted under applicable regulations.

         The Fund's limitations on investments in futures contracts and their policies regarding futures contracts and the limitations on investments in options and its policies regarding options discussed above in this Statement of Additional Information, are not fundamental policies and may be changed as regulatory agencies permit.

SHORT SALES

         Short sales are transactions in which a Fund sells a security it does not own in anticipation of a decline in the market value of that security. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay to the lender amounts equal to any dividend which accrues during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out.

         Until the Fund replaces a borrowed security in connection with a short sale, the Fund will: (a) maintain daily a segregated account, containing cash, cash equivalents, or liquid marketable securities, at such a level that (i) the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the security sold short and (ii) the amount deposited in the segregated account plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time it was sold short; or (b) otherwise cover its short position in accordance with positions taken by the Staff of the Securities and Exchange Commission.

         The Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security declines in price between those dates. This result is the opposite of what one would expect from a cash purchase of a long position in a security. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium or amounts in lieu of interest the Fund may be required to pay in connection with a short sale. The Fund may purchase call options to provide a hedge against an increase in the price of a security sold short.

         The Fund anticipates that the frequency of short sales will vary substantially in different periods, and it does not intend that any specified portion of its assets, as a matter of practice, will be invested in short sales. However, no securities will be sold short if, after effect is given to any such short sale, the total market value of all securities sold short would exceed 25% of the value of the Fund's net assets. The Fund may, however, make a short sale as a hedge, when it believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund (or a security convertible or exchangeable for such security), or when the Fund wants to sell the security at an attractive current price, but also wishes possibly to defer recognition of gain or loss for federal income tax purposes. In such case, any future losses in the Fund's long position should be reduced by a gain in the short position. Conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses are reduced will depend upon the amount of the security sold short relative to the amount the Fund owns. There will be certain additional transaction costs associated with short sales against the box, but the Fund will endeavor to offset these costs with the income from the investment of the cash proceeds of short sales.

SHORT SALES "AGAINST THE BOX"

         In addition to the short sales discussed above, the Funds may make short sales "against the box," a transaction in which the Fund enters into a short sale of a security that the Fund owns. The proceeds of the short sale will be held by a broker until the settlement date at which time the Fund delivers the security to close the short position. The Fund receives the net proceeds from the short sale. It currently is anticipated that the Fund will make short sales against the box for purposes of protecting the value of the Fund's net assets and will not engage in short sales against the box for speculative purposes.

         A short sale against the box will defer recognition of gain for federal income tax purposes only if the Fund subsequently closes the short position by making a purchase of the relevant securities no later than 30 days after the end of the taxable year.

BANK AND CORPORATE OBLIGATIONS

         The Fund may purchase obligations of issuers in the banking industry, such as short-term obligations of bank holding companies, certificates of deposit, bankers' acceptances and time deposits issued by U.S. or foreign banks or savings institutions having total assets at the time of purchase in excess of $1 billion. Investment in obligations of foreign banks or foreign branches of U.S. banks may entail risks that are different from those of investments in obligations of U.S. banks due to differences in political, regulatory and economic systems and conditions. Such obligations are not FDIC insured and the Fund bears the risk of their failure. The Fund may also make interest-bearing savings deposits in commercial and savings banks in amounts not in excess of 5% of its total assets.

         The Fund may invest in debt obligations, such as bonds and debentures, issued by corporations and other business organizations that are rated at the time of purchase within the three highest ratings categories of S&P or Moody's (or which, if unrated, are determined by the Adviser to be of comparable quality). Unrated securities will be determined to be of comparable quality to rated debt obligations if, among other things, other outstanding obligations of the issuers of such securities are rated A or better. See Appendix "A" for a description of corporate debt ratings. An issuer of debt obligations may default on its obligation to pay interest and repay principal. Also, changes in the financial strength of an issuer or changes in the credit rating of a security may affect its value.

COMMERCIAL PAPER

         The Fund may purchase commercial paper rated (at the time of purchase) "A-1" by S&P or "Prime-1" by Moody's or, when deemed advisable by the Adviser, issues rated "A-2" or "Prime-2" by S&P or Moody's, respectively. These rating symbols are described in Appendix "A" hereto. The Fund may also purchase unrated commercial paper provided that such paper is determined to be of comparable quality by the Fund's Adviser pursuant to guidelines approved by the Fund's Board of Directors. Commercial paper issues in which the Fund may invest include securities issued by corporations without registration under the Securities Act of 1933, as amended (the "Securities Act") in reliance on the exemption from such registration afforded by Section 3(a)(3) thereof, and commercial paper issued in reliance on the so-called "private placement" exemption from registration, which is afforded by Section 4(2) of the Securities Act ("Section 4(2) paper"). Section 4(2) paper is restricted as to disposition under the federal securities laws in that any resale must similarly be made in an exempt transaction. Section 4(2) paper is normally resold to other institutional investors through or with the assistance of investment dealers who make a market in Section 4(2) paper, thus providing liquidity. See "Illiquid Securities" below and Appendix "A" for a list of commercial paper ratings.

RIGHTS OFFERINGS AND PURCHASE WARRANTS

         Rights offerings and purchase warrants are privileges issued by a corporation which enable the owner to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time. Subscription rights normally have a short lifespan to expiration. The purchase of rights or warrants involves the risk that the Fund could lose the purchase value of a right or warrant if the right to subscribe to additional shares is not executed prior to the rights and warrants expiration. Also, the purchase of rights and/or warrants involves the risk that the effective price paid for the right and/or warrant added to the subscription price of the related security may exceed the value of the subscribed security's market price such as when there is no movement in the level of the underlying security.

ILLIQUID SECURITIES

         The Fund may not invest more than 15% of its net assets in illiquid securities, including repurchase agreements which have a maturity of longer than seven days, securities not registered under the Securities Act of 1933 (the "1933 Act") but which can be sold to "qualified institutional buyers" in accordance with Rule 144A under the 1933 Act and securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. Securities that have legal or contractual restrictions on resale but have a readily available market are not considered illiquid for purposes of this limitation. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.

         Mutual funds do not typically hold a significant amount of illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

         The Adviser will monitor the liquidity of restricted securities in the Fund under the supervision of the Board of Directors. In reaching liquidity decisions, the Adviser may consider, among others, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security and (4) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

INDEXED SECURITIES

         The Fund may invest in indexed securities whose value is linked to securities indices. Most such securities have values which rise and fall according to the change in one or more specified indices, and may have characteristics similar to direct investments in the underlying securities. Depending on the index, such securities may have greater volatility than the market as a whole. The Fund does not presently intend to invest more than 5% of its net assets in indexed securities.

FOREIGN SECURITIES

         The Fund's assets may be invested in the securities of foreign issuers in the form of American Depositary Receipts ("ADRs"). During temporary defensive periods, the Fund may also hold short or medium-term interest-bearing instruments or deposits of foreign issuers as described in the prospectus and in this Statement of Additional Information.

         ADRs are receipts typically issued by a United States bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. ADRs may not necessarily be denominated in the same currency as the securities into which they may be converted. The Fund may invest in ADRs through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary, whereas a depositary may establish an unsponsored facility without participation by the issuer of the deposited security. Holders of unsponsored depositary receipts generally bear all the costs of such facilities and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities. Investment in ADRs does not eliminate all the risks inherent in investing in securities of foreign issuers. The market value of these securities is dependent upon the market value of the underlying securities and fluctuations in the relative value of the currencies in which the ADRs and the underlying securities are quoted. Accordingly, the Fund may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations and may incur costs in connection with conversions between various currencies. Currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or anticipated change in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by intervention by U.S. or foreign governments or central banks or the failure to intervene or by currency controls or political developments in the United States or abroad.

EQUITY SWAPS

         The Fund may enter into equity swap contracts to invest in a market without owning or taking physical custody of securities in circumstances in which direct investment is restricted for legal reasons or is otherwise impracticable. Equity swaps may also be used for hedging purposes or to seek to increase total return. The counterparty to an equity swap contract will typically be a bank, investment banking firm or broker/dealer. Equity swap contracts may be structured in different ways. For example, a counterparty may agree to pay the Fund the amount, if any, by which the notional amount of the equity swap contract would have increased in value had it been invested in the particular stocks (or an index of stocks), plus the dividends that would have been received on those stocks. In these cases, the Fund may agree to pay to the counterparty a floating rate of interest on the notional amount of the equity swap contract plus the amount, if any, by which that notional amount would have decreased in value had it been invested in such stocks. Therefore, the return to the Fund on the equity swap contract should be the gain or loss on the notional amount plus dividends on the stocks less the interest paid by the Fund on the notional amount. In other cases, the counterparty and the Fund may each agree to pay the other the difference between the relative investment performances that would have been achieved if the notional amount of the equity swap contract had been invested in different stocks (or indices of stocks).

         The Fund will enter into equity swaps only on a net basis, which means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Payments may be made at the conclusion of an equity swap contract or periodically during its term. Equity swaps do not involve the delivery of securities or other underlying assets. Accordingly, the risk of loss with respect to equity swaps is limited to the net amount of payments that a Fund is contractually obligated to make. If the other party to an equity swap defaults, the Fund's risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive, if any. Inasmuch as these transactions are entered into for hedging purposes or are offset by segregated cash or liquid assets to cover the Fund's potential exposure, the Fund and its investment adviser believe that transactions do not constitute senior securities under the Act and, accordingly, will not treat them as being subject to the Fund's borrowing restrictions.

         The Fund will not enter into swap transactions unless the unsecured commercial paper, senior debt or claims paying ability of the other party thereto is considered to be investment grade by the Adviser.

INVESTMENT COMPANY SECURITIES

         The Fund may invest in securities issued by other investment companies. Under the 1940 Act, the Fund's investments in such securities currently are limited to, subject to certain exceptions, (i) 3% of the total voting stock of any one investment company, (ii) 5% of the Fund's net assets with respect to any one investment company and (iii) 10% of the Fund's net assets in the aggregate. Investments in the securities of other investment companies will involve duplication of advisory fees and certain other expenses. The Fund presently intends to invest in other investment companies only as investment vehicles for short-term cash. The Fund will only invest in securities of other investment companies which are purchased on the open market with no commission or profit to a sponsor or dealer, other than the customary brokers commission, or when the purchase is part of a plan of merger, consolidation, reorganization or acquisition.

CONVERTIBLE SECURITIES

         The Fund may invest in convertible securities, such as convertible debentures, bonds and preferred stock, primarily for their equity characteristics. Convertible securities may be converted into common stock at a specified share price or ratio. Because the price of the common stock may fluctuate above or below the specified price or ratio, the Fund may have the opportunity to purchase the common stock at below market price. On the other hand, fluctuations in the price of the common stock could render the right of conversion worthless.

REPURCHASE AGREEMENTS

         The Fund may agree to purchase securities from financial institutions subject to the seller's agreement to repurchase them at an agreed-upon time and price. The repurchase price under repurchase agreements generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the securities underlying the repurchase agreement). The financial institutions with whom the Fund may enter into repurchase agreements will be banks and broker/dealers which the Adviser considers creditworthy pursuant to criteria approved by the Board of Directors. The Adviser will consider, among other things, whether a repurchase obligation of a seller involves minimal credit risk to the Fund in determining whether to have the Fund enter into a repurchase agreement. The seller under a repurchase agreement will be required to maintain the value of the securities subject to the agreement at not less than the repurchase price plus accrued interest. The Adviser will mark to market daily the value of the securities and will, if necessary, require the seller to maintain additional securities, to ensure that the value is not less than the repurchase price. Default by or bankruptcy of the seller would, however, expose the Fund to a possible loss because of adverse market action or delays in connection with the disposition of the underlying obligations. Securities subject to repurchase agreements will be held by RBB's custodian in the Federal Reserve/Treasury book-entry system or by another authorized securities depository. Repurchase agreements are considered to be loans by the Fund under the 1940 Act.

REVERSE REPURCHASE AGREEMENTS

         Reverse repurchase agreements involve the sale of securities held by the Fund pursuant to the Fund's agreement to repurchase the securities at an agreed upon price, date and rate of interest. Such agreements are considered to be borrowings under the 1940 Act, and may be entered into only for temporary or emergency purposes. While reverse repurchase transactions are outstanding, the Fund will maintain in a segregated account with its custodian or a qualified sub-custodian, cash, U.S. Government securities or other liquid, high-grade debt securities of an amount at least equal to the market value of the securities, plus accrued interest, subject to the agreement and will monitor the account to ensure that such value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the price of the securities the Fund is obligated to repurchase.

U.S. GOVERNMENT OBLIGATIONS

         Examples of types of U.S. Government obligations include U.S. Treasury Bills, Treasury Notes and Treasury Bonds and the obligations of Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Federal National Mortgage Association, Government National Mortgage Association, General Services Administration, Student Loan Marketing Association, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, and the Maritime Administration.

WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS

         The Fund may purchase securities on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis. These transactions involve a commitment by the Fund to purchase or sell particular securities with payment and delivery taking place at a future date (perhaps one or two months later), and permit the Fund to lock-in a price or yield on a security it owns or intends to purchase, regardless of future changes in interest rates. When-issued and forward commitment transactions involve the risk, however, that the price or yield obtained in a transaction may be less favorable than the price or yield available in the market when the securities delivery takes place. The Fund's when-issued purchases and forward commitments are not expected to exceed 25% of the value of its total assets absent unusual market conditions. The Fund does not intend to engage in when-issued purchases and forward commitments for speculative purposes but only in furtherance of its investment objective.

LENDING OF FUND SECURITIES

         The Fund may lend securities to brokers, dealers and other financial institutions desiring to borrow securities to complete transactions and for other purposes. Because the government securities or other assets that are pledged as collateral to the Fund in connection with these loans generate income, securities lending enables the Fund to earn income that may partially offset expenses. These loans may not exceed 33 1/3% of the Fund's total assets. The documentation for these loans will provide that the Fund will receive collateral equal to at least 102% of the current market value of the loaned securities, as marked to market each day that the net asset value of the Fund is determined, consisting of government securities or other assets permitted by applicable regulations and interpretations. The Fund will pay administrative and custodial fees in connection with the loan of securities. The Fund will invest collateral in short-term investments, and will bear the risk of loss of the invested collateral. In addition, the Fund will be exposed to the risk of loss should a borrower default on its obligation to return the borrowed securities. The Fund's share of income from the loan collateral will be included in its gross investment income.

         Securities lending would involve risks of delay in receiving additional collateral in the event the value of the collateral decreases below the value of the securities loaned or of delay in recovering the securities loaned or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers which the Adviser deems to be of good standing and only when, in the Adviser's judgment, the income to be earned from the loans justifies the attendant risks. Any loans of the Fund's securities will be marked to market daily.

BORROWING MONEY

         As a fundamental policy, the Fund is permitted to borrow to the extent permitted under the 1940 Act. The 1940 Act permits an investment company to borrow in an amount up to 33-1/3% of the value of such company's total assets. However, the Fund currently intends to borrow money only for temporary or emergency (not leveraging) purposes. The Fund will not make any additional investments while borrowings exceed 5% of its total assets.

TEMPORARY INVESTMENTS

         The short-term and medium-term debt securities in which the Fund may invest for temporary defensive purposes consist of: (a) obligations of the United States or foreign governments, their respective agencies or instrumentalities; (b) bank deposits and bank obligations (including certificates of deposit, time deposits and bankers' acceptances) of U.S. or foreign banks denominated in any currency; (c) floating rate securities and other instruments denominated in any currency issued by international development agencies; (d) finance company and corporate commercial paper and other short-term corporate debt obligations of U.S. and foreign corporations; and (e) repurchase agreements with banks and broker-dealers with respect to such securities.

PORTFOLIO TURNOVER

         Those investment strategies that require periodic changes to portfolio holdings with the expectation of outperforming equity indices are typically referred to as "active" strategies. These strategies contrast with "passive" ("index") strategies that buy and hold only the stocks in the equity indices. Passive strategies tend to trade infrequently--only as the stocks in the indices change (largely due to changes in the sizes of the companies in the indices, takeovers or bankruptcies). Most equity mutual funds pursue active strategies, which have higher turnover than passive strategies.

         The generally higher portfolio turnover of active investment strategies can adversely affect taxable investors, especially those in higher marginal tax brackets, in two ways. First, short-term capital gains, which often accompany higher turnover investment strategies, are currently taxed at ordinary income rates. Ordinary income tax rates are higher than long-term capital gain tax rates for middle and upper income taxpayers. Thus, the tax liability is often higher for investors in active strategies. Second, the more frequent realization of gains caused by higher turnover investment strategies means that taxes will be paid sooner. Such acceleration of the tax liability is financially more costly to investors. Less frequent realization of capital gains allows the payment of taxes to be deferred until later years, allowing more of the gains to compound before taxes are paid. Consequently, after-tax compound rates of return will generally be higher for taxable investors using investment strategies with very low turnover, compared with high turnover strategies. The difference is particularly large when the general market rates of return are higher than average, such as the last ten years.

         The portfolio turnover rate is calculated by dividing the lesser of the Fund's annual sales or purchases of portfolio securities (exclusive of purchases or sales of securities whose maturities at the time of acquisition were one year or less) by the monthly average value of the securities in the portfolio during the year. It is expected that the Fund's portfolio turnover will range between 50% to 75%.

                             INVESTMENT LIMITATIONS

         The Fund has adopted the following fundamental investment limitations which may not be changed without the affirmative vote of the holders of a majority of the Fund's outstanding shares (as defined in Section 2(a)(42) of the 1940 Act). The Fund may not:

         1. Borrow money, except to the extent permitted under the 1940 Act (which permits an investment company to borrow in an amount up to 33 1/3% of the value of such company's total assets). For purposes of this investment limitation, the entry into options, forward contracts, futures contracts, including those relating to indexes, and options on futures contracts or indexes shall not constitute borrowing.

         2. Purchase any securities which would cause, at the time of purchase, 25% or more of the value of the total assets of the Fund to be invested in the obligations of issuers in any industry, provided that there is no limitatio nwith respect to investments in U.S. Government obligations.

         3. Make loans, except that the Fund may purchase or hold debt obligations in accordance with its investment objective, policies and limitations, may enter into repurchase agreements for securities, and may lend portfolio securities against collateral consisting of cash or securities which are consistent with the Fund's permitted investments, which is equal at all times to at least 100% of the value of the securities loaned. There is no investment restriction on the amount of securities that may be loaned, except that payments received on such loans, including amounts received during the loan on account of interest on the securities loaned, may not (together with all non-qualifying income) exceed 10% of the Fund's annual gross income (without offset for realized capital gains) unless, in the opinion of counsel to RBB, such amounts are qualifying income under Federal income tax provisions applicable to regulated investment companies.

         4. Purchase securities on margin, except for short-term credit necessary for clearance of portfolio transactions, and except that the Fund may establish margin accounts in connection with its use of options, forward contracts, futures contracts, including those relating to indexes, and options on futures contracts or indexes.

         5. Underwrite securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed an underwriter under federal securities laws.

         6. Purchase or sell real estate or real estate limited partnership interests, provided that the Fund may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein or in real estate investment trusts.

         7. Purchase or sell commodities or commodity contracts, except that the Fund may purchase and sell options, forward contracts, futures contracts, including those relating to indexes, and options on futures contracts or indexes.

         8. Invest in oil, gas or mineral-related exploration or development programs or leases.

         9. Purchase any securities issued by any other investment company, except to the extent permitted by the 1940 Act and except in connection with the merger, consolidation or acquisition of all the securities or assets of such an issuer.

         10. Make investments for the purpose of exercising control or management, but the Fund will vote those securities it owns in its portfolio as a shareholder in accordance with its views.

         11. Issue any senior security, as defined in section 18(f) of the 1940 Act, except to the extent permitted by the 1940 Act.

         12. Pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings as described in limitation 1 above and to the extent related to the purchase of securities on a when-issued or forward commitment basis and the deposit of assets in escrow in connection with writing covered put and call options and collateral and initial or variation margin arrangements with respect to options, forward contracts, futures contracts, including those relating to indexes, and options on futures contracts or indexes.


                                      * * *

         If a percentage restriction under one of the Fund's investment policies or limitations or the use of assets is adhered to at the time a transaction is effected, later changes in percentage resulting from changing values will not be considered a violation (except with respect to any restrictions that may apply to borrowings or senior securities issued by the Fund).

                             DIRECTORS AND OFFICERS

         The business and affairs of RBB are managed under the direction of the RBB's Board of Directors. RBB is organized under and managed pursuant to Maryland law. The Directors and executive officers of the RBB, their ages, business addresses and principal occupations during the past five years are:


         INDEPENDENT DIRECTORS*:
         ----------------------

                                                                                      NUMBER OF
NAME, ADDRESS, AND    POSITION(S)    TERM OF OFFICE                               PORTFOLIOS IN FUND
AGE**                 HELD WITH      AND LENGTH OF      PRINCIPAL OCCUPATION(S)         COMPLEX          OTHER DIRECTORSHIPS HELD BY
                        RBB          TIME SERVED***     DURING PAST FIVE YEARS       OVERSEEN BY         DIRECTOR*****
                                                                                     DIRECTOR****
------------------    ------------   ---------------    ------------------------  -------------------    ---------------------------


Julian A. Brodsky        Director      Since 1988       Director and Vice               14               Director, Comcast
Age: 69                                                 Chairman, Comcast                                Corporation; Director
                                                        Corporation (cable                               NDS Group, PLC (provider
                                                        television and                                   of systems and applications
                                                        communications) since                            for digital pay TV).
                                                        1969.





---------------------------
* Directors who are not deemed to be "interested persons" of RBB as defined in the 1940 Act are referred to as "independent Directors." Dirctors who are deemed to be "interested persons" of RBB are referred to as "interested Directors."

**        Each Director may be contacted by writing to the Director, c/o Edward
          J. Roach, The RBB Fund, Inc., Suite 100, Bellevue Park Corporate Center, 400 Bellevue Parkway, Wilmington, DE 19809.

*** Each Director will hold office for an indefinite term until the earliest of (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Director and until the election and qualification of his or her successor, if any, elected, at such meeting, or (ii) the date a Director resigns or retires, or a Director is removed by the Board of Directors or shareholders.

**** RBB consists of 14 portfolios, including the portfolio described in this Statement of Additional Information. The Fund Complex includes RBB and all other registered investment companies for which the investment advisers of RBB or their affiliates serve as investment adviser and hold out to investors as related companies for purposes of investment.

***** This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e. public companies) or other investment companies registered under the 1940 Act.


                                                                                      NUMBER OF
NAME, ADDRESS, AND    POSITION(S)    TERM OF OFFICE                               PORTFOLIOS IN FUND
AGE**                 HELD WITH      AND LENGTH OF      PRINCIPAL OCCUPATION(S)         COMPLEX          OTHER DIRECTORSHIPS HELD BY
                        RBB          TIME SERVED***     DURING PAST FIVE YEARS       OVERSEEN BY         DIRECTOR*****
                                                                                     DIRECTOR****
------------------    ------------   ---------------    ------------------------  -------------------    ---------------------------
Francis J. McKay         Director      Since 1988       Executive Vice                  14               None
Age: 66                                                 President, Fox Chase
                                                        Cancer Center
                                                        (biomedical research
                                                        and medical care) since
                                                        1963.



Arnold M. Reichman       Director      Since 1991       Director, Gabelli               14               None
Age: 54                                                 Partners, L.P. (an
                                                        investment partnership)
                                                        since December 2000;
                                                        Chief Operating Officer
                                                        and member of the Board
                                                        of Directors of
                                                        Outercurve Technologies
                                                        (wireless enabling
                                                        services) until April
                                                        2001; Chief Operating
                                                        Officer and a member of
                                                        the Executive Operating
                                                        Committee of Warburg
                                                        Pincus Asset
                                                        Management, Inc.;
                                                        Executive Officer and
                                                        Director of Credit
                                                        Suisse Asset Management
                                                        Securities, Inc.
                                                        (formerly Counsellors
                                                        Securities, Inc.) and
                                                        Director/Trustee of
                                                        various investment
                                                        companies advised by
                                                        Warburg Pincus Asset
                                                        Management, Inc. until
                                                        September 15, 1999;
                                                        Managing Director of
                                                        Warburg Pincus Asset
                                                        Management, Inc.
                                                        until 1997.


Marvin E. Sternberg      Director      Since 1988       Chairman, Director and          14               Chairman and Director,
Age: 68                                                 President, Moyco                                 Moyco Technologies, Inc.
                                                        Technologies, Inc.
                                                        (manufacturer of
                                                        precision coated and
                                                        industrial abrasives)
                                                        since 1974; Director
                                                        Pennsylvania Business
                                                        Bank since 1999.

INTERESTED DIRECTORS*:




                                                                                      NUMBER OF
NAME, ADDRESS, AND    POSITION(S)    TERM OF OFFICE                               PORTFOLIOS IN FUND
AGE                   HELD WITH      AND LENGTH OF      PRINCIPAL OCCUPATION(S)         COMPLEX          OTHER DIRECTORSHIPS HELD BY
                        RBB          TIME SERVED        DURING PAST FIVE YEARS       OVERSEEN BY         DIRECTOR
                                                                                     DIRECTOR
------------------    ------------   ---------------    ------------------------  -------------------    ---------------------------


J. Richard Carnall 1     Director and  Since 2002       Director of PFPC Inc.           14               None
Age: 64                  Chairman of                    (financial services)
                         the Board                      since 1987; Chairman
                                                        and Chief Executive
                                                        Officer of PFPC Inc.
                                                        from 1987 to 2002;
                                                        Executive Vice
                                                        President of PNC Bank,
                                                        National Association
                                                        from 1981 to 2002;
                                                        Director PFPC
                                                        International Ltd.
                                                        (financial services)
                                                        from 1993 to 2002;
                                                        Director of PFPC
                                                        International (Cayman)
                                                        Ltd. (financial
                                                        services) from 1996 to
                                                        2002; Director of
                                                        International Dollar
                                                        Reserve Fund, Ltd.
                                                        (Cayman Mutual Fund
                                                        Company) from 1993
                                                        until 2002; Governor of
                                                        the Investment Company
                                                        Institute (investment
                                                        company industry trade
                                                        organization) from 1996
                                                        to 2002; Director of
                                                        PNC Asset Management,
                                                        Inc. (investment
                                                        advisory) from 1994 to
                                                        1998; Director of PNC
                                                        National Bank from 1995
                                                        to 1997; Director of
                                                        Haydon Bolts, Inc.
                                                        (bolt manufacturer), and
                                                        Director of Parkway
                                                        Real Estate Company
                                                        (subsidiary of Haydon
                                                        Bolts, Inc.) since 1984.
                                                        Mr. Carnall provides
                                                        consulting services from
                                                        time to time to PFPC Inc.

Robert Sablowsky 1       Director      Since 1991       Senior Vice President of        14               None
Age: 64                                                 Fahnestock & Co., Inc.
                                                        (financial services) since
                                                        2002 and employed by
                                                        Fahnestock & Co., Inc.
                                                        for greater than 5 years.


       1   Mr. Carnall is considered an "interested Director" of RBB because he owns shares of The PNC Financial Services Group, Inc. The investment adviser to RBB's Money Market Portfolio, BlackRock Institutional Management Corporation and RBB's principal underwriter, PFPC Distributors, Inc., are indirect subsidiaries of The PNC Financial Services Group, Inc. Mr. Carnall also owns shares of PFPC Inc., RBB's administrator. Mr. Sablowsky is considered an "interested Director" of RBB by virtue of his position as an officer of a registered broker-dealer.

OFFICERS OF THE COMPANY+:





NAME, ADDRESS, AND    POSITION(S)    TERM OF OFFICE
AGE                   HELD WITH      AND LENGTH OF                           PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
                        RBB          TIME SERVED
------------------    ------------   ---------------    ----------------------------------------------------------------------------

Edward J. Roach          President     Since 1991       Certified Public Accountant; Vice Chairman of the Board, Fox Chase Cancer
Bellevue Park               and                         Center (biomedical research and medical care); Trustee Emeritus,
Corporate Center         Treasurer     Since 1988       Pennsylvania School for the Deaf; Trustee Emeritus, Immaculata University;
400 Bellevue Parkway                                    President or Vice President and Treasurer of various investment companies
Wilmington, DE 19809                                    advised by subsidiaries of PNC Bank Corp. from 1981 to 1997; Managing
Age: 78                                                 General Partner and President of Chestnut Street Exchange Fund; Director of
                                                        the Bradford Funds, Inc. from 1996 to 2000.


Timothy K. Biedrzycki    Secretary     Since 2000       Director and Vice President, Fund Accounting and Administration, PFPC Inc.
Bellevue Park               and                         since 1998; Director and Vice President, Fund Accounting and Administration
Corporate Center         Assistant     Since 1998       of Federated Services Company (financial services) from 1994 to 1997.
400 Bellevue Parkway     Treasurer
Wilmington, DE  19809
Age: 54



+    Each officer holds office at the pleasure of the Board of Directors until the next annual meeting of RBB or until his or her successor is duly elected and qualified, or until he or she dies, resigns, is removed, or becomes disqualified.

STANDING BOARD COMMITTEES

         The Board of Directors has established three standing committees in connection with their governance of RBB: Audit; Executive; and Nominating.

         Messrs. McKay, Sternberg and Brodsky are members of the Audit Committee of the Board of Directors. The Audit Committee, among other things, reviews results of the annual audit and recommends to RBB the firm to be selected as independent auditors. During the fiscal year ended August 31, 2002, the Audit Committee convened two times.

         Messrs. Reichman and McKay are members of the Executive Committee of the Board of Directors. The Executive Committee may generally carry on and manage the business of RBB when the Board of Directors is not in session. The Executive Committee did not convene during the fiscal year ended August 31, 2002.

         Messrs. McKay and Brodsky are members of the Nominating Committee of the Board of Directors. The Nominating Committee recommends to the Board all persons to be nominated as directors of RBB. The Nominating Committee will consider nominees recommended by shareholders. Recommendations should be submitted to the Committee in care of RBB's Secretary. The Nominating Committee convened once during the fiscal year ended August 31, 2002.


DIRECTOR OWNERSHIP OF SHARES OF THE COMPANY

         The following table shows the dollar range of shares of RBB owned by each Director in the investment portfolios of RBB as of December 31, 2001.


       NAME OF DIRECTOR           DOLLAR RANGE OF EQUITY SECURITIES IN THE     AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN
       ----------------           -----------------------------------------    ----------------------------------------------
                                                     FUND                           ALL PORTFOLIOS IN MUTUAL FUND FAMILY
                                                     ----                           ------------------------------------
INDEPENDENT DIRECTORS
---------------------
Julian A. Brodsky                                    None                                            None
Francis J. McKay                                     None                                      $50,001-$100,000
Arnold M. Reichman                                   None                                            None
Marvin E. Sternberg                                  None                                            None
Donald van Roden*                                    None                                            None

INTERESTED DIRECTORS
--------------------
J. Richard Carnall**                                 None                                            None
Robert Sablowsky                                     None                                       Over $100,000

*        Retired from the Board as of July 1, 2002.
**       Elected to the Board on August 30, 2002.

                             DIRECTORS' COMPENSATION

         RBB currently pays directors $15,000 annually and $1,250 per meeting of the Board or any committee thereof that is not held in conjunction with a Board meeting. In addition, the Chairman of the Board receives an additional fee of $6,000 per year for his services in this capacity. Directors are reimbursed for any expenses incurred in attending meetings of the Board of Directors or any committee thereof. For the year ended August 31, 2002, each of the following members of the Board of Directors received compensation from RBB in the following amounts:



                                                                                                           TOTAL COMPENSATION
                                          AGGREGATE         PENSION OR RETIREMENT     ESTIMATED ANNUAL     FROM FUND AND FUND
                                       COMPENSATION FROM     BENEFITS ACCRUED AS       BENEFITS UPON          COMPLEX PAID TO
NAME OF DIRECTOR                          REGISTRANT        PART OF FUND EXPENSES       RETIREMENT              DIRECTORS
------------------------------------ ---------------------- ----------------------- -------------------- -----------------------

Julian A. Brodsky, Director                 $20,000                  N/A                    N/A                  $20,000

Francis J. McKay, Director                  $23,750                  N/A                    N/A                  $23,750

Arnold M. Reichman, Director                $23,750                  N/A                    N/A                  $23,750

Marvin E. Sternberg, Director               $22,500                  N/A                    N/A                  $22,500

Donald van Roden, former Director           $20,750                  N/A                    N/A                  $20,750
and former Chairman*

------------------------------------ ---------------------- ----------------------- -------------------- -----------------------

J. Richard Carnall, Director and            $ 1,750                    N/A                    N/A                $ 1,750
Chairman**

Robert Sablowsky, Director                  $22,500                  N/A                    N/A                  $22,500

*        Retired from the Board as of July 1, 2002.
**       Elected to the Board on August 30, 2002.


         On October 24, 1990, RBB adopted, as a participating employer, the Fund Office Retirement Profit-Sharing Plan and Trust Agreement, a retirement plan for employees (currently Edward J. Roach), pursuant to which RBB will contribute on a quarterly basis amounts equal to 10% of the quarterly compensation of each eligible employee. By virtue of the services performed by RBB's advisers, custodians, administrators and distributor, RBB itself requires only one part-time employee. No officer, director or employee of the Adviser or the Distributor currently receives any compensation from RBB.

                                 CODE OF ETHICS

         RBB, the Adviser and PFPC Distributors, Inc. have adopted codes of ethics that permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Company.


                      INVESTMENT ADVISORY, DISTRIBUTION AND
                             SERVICING ARRANGEMENTS

ADVISORY AGREEMENT

         Baker 500 Corporation (the "Adviser") renders advisory services to the Fund pursuant to an Investment Advisory Agreement ("Advisory Agreement") dated as of December 2, 2002. Under the Advisory Agreement, the Adviser is entitled to receive a monthly fee from the Fund calculated at an annual rate of 0.98% of the Fund's average daily net assets. L. Edward Baker, the Fund's portfolio manager, is the Founder, President and Chief Portfolio Manager of the Adviser. The Adviser is a subsidiary of Baker 500, LLC, which owns all of the common stock of the Adviser. Baker 500, LLC provides investment management services to a variety of clients.

         Subject to the supervision of RBB's Board of Directors, the Adviser will provide for the overall management of the Fund including (i) the provision of a continuous investment program for the Fund, including investment research and management with respect to all securities, investments, cash and cash equivalents, (ii) the determination from time to time of what securities and other investments will be purchased, retained, or sold by the Fund, and (iii) the placement from time to time of orders for all purchases and sales made for the Fund.

         The Adviser will pay all expenses incurred by it in connection with its activities under the Advisory Agreement. The Fund bears all of its own expenses not specifically assumed by the Adviser. General expenses of RBB not readily identifiable as belonging to a portfolio of RBB are allocated among all investment portfolios by or under the direction of RBB's Board of Directors in such manner as the Board determines to be fair and equitable. Expenses borne by the Fund include, but are not limited to the following (or the Fund's share of the following): (a) the cost (including brokerage commissions) of securities purchased or sold by the Fund and any losses incurred in connection therewith;
(b) expenses of organizing RBB that are not attributable to a class of RBB; (c) any costs, expenses or losses arising out of a liability of or claim for damages or other relief asserted against RBB or the Fund for violation of any law; (d) any extraordinary expenses; (e) fees, voluntary assessments and other expenses incurred in connection with membership in investment company organizations; (f) costs of mailing and tabulating proxies and costs of shareholders' and directors' meetings; and (g) the cost of investment company literature and other publications provided by RBB to its directors and officers. Distribution expenses, transfer agency expenses, expenses of preparation, printing and mailing prospectuses, statements of additional information, proxy statements and reports to shareholders, and organizational expenses and registration fees, identified as belonging to a particular class of RBB, are allocated to such class.

         Under the Advisory Agreement, the Adviser will not be liable for any error of judgment or mistake of law or for any loss suffered by RBB or the Fund in connection with the performance of the Advisory Agreement, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from reckless disregard of its duties and obligations thereunder.

         The Advisory Agreement was approved on November 26, 2002 by vote of RBB's Board of Directors, including a majority of those directors who are not parties to the Advisory Agreement or interested persons (as defined in the 1940
Act) of such parties ("Disinterested Directors"). Unless sooner terminated pursuant to its terms, the Advisory Agreement shall continue until August 16, 2003. Thereafter, if not terminated, the Advisory Agreement shall continue for successive annual periods ending August 16, provided such continuance is specifically approved at least annually (a) by vote of a majority of the Disinterested Directors, cast in person at a meeting called for the purpose of voting on such approval, and (b) by RBB's Board of Directors or by vote of a majority of the Fund's outstanding voting securities. The Advisory Agreement is terminable by vote of RBB's Board of Directors or by the holders of a majority of the outstanding voting securities of the Fund, at any time without penalty, on 60 days' written notice to the Adviser. The Advisory Agreement may be terminated by the Adviser at any time, without payment of any penalty, on 60 days' written notice to the Fund. The Advisory Agreement was approved by written consent of the Fund's sole shareholder. The Advisory Agreement terminates automatically in the event of assignment thereof.

         In connection with the approval of the Advisory Agreement, the Directors considered, with the assistance of independent counsel, their legal responsibilities and reviewed the nature and quality of the Adviser's services to be provided to the Fund and the Adviser's experience and qualifications. Among other items, the Directors also reviewed and considered: (1) a report on the Fund's advisory fee structure; (2) a report on the expected assets and advisory fee for the Fund; and (3) a report comparing: (i) the contractual management fee for the Fund to that of comparable funds, and (ii) the estimated expenses for the Fund to those of its peer group.

         After discussion, the Board of Directors concluded that the Adviser had the capabilities, resources and personnel necessary to manage the Fund. The Board of Directors also concluded that based on the services that the Adviser would provide to the Fund under the Advisory Agreement and the estimated expenses to be incurred by the Adviser in the performance of such services, the compensation to be paid to the Adviser was fair and equitable. Based upon such information as it considered necessary to the exercise of its reasonable business judgment, the Board of Directors concluded unanimously that it was in the best interests of RBB to approve the Advisory Agreement.

         The Advisory Agreement provides that the Adviser shall at all times have all rights in and to the Fund's name and all investment models used by or on behalf of the Fund. The Adviser may use the Fund's name or any portion thereof in connection with any other mutual fund or business activity without the consent of any shareholder, and RBB has agreed to execute and deliver any and all documents required to indicate its consent to such use.

         The Advisory Agreement further provides that no public reference to, or description of, the Adviser or its methodology or work shall be made by RBB, whether in the Prospectus, Statement of Additional Information or otherwise, without the Adviser's prior written consent, which consent shall not be unreasonably withheld. In each case, RBB has agreed to provide the Adviser a reasonable opportunity to review any such reference or description before being asked for such consent.

CUSTODIAN AGREEMENT

         PFPC Trust Company ("PFPC Trust"), 8800 Tinicum Boulevard, Suite 200, Philadelphia, Pennsylvania 19153, serves as the custodian of the Fund's assets pursuant to a custodian agreement between PFPC Trust and RBB dated as of August 16, 1988, as amended, and supplemented (the "Custodian Agreement"). Under the Custodian Agreement, PFPC Trust (a) maintains a separate account or accounts in the name of the Fund, (b) holds and transfers portfolio securities on account of the Fund, (c) accepts receipts and makes disbursements of money on behalf of the Fund, (d) collects and receives all income and other payments and distributions on account of the Fund's portfolio securities and (e) makes periodic reports to RBB's Board of Directors concerning the Fund's operations. PFPC Trust is authorized to select one or more banks or trust companies to serve as sub-custodian on behalf of the Fund, provided that PFPC Trust remains responsible for the performance of all its duties under the Custodian Agreement and holds RBB harmless from the acts and omissions of any sub-custodian. The fees paid to PFPC Trust for its services pursuant to the Custodian Agreement are described under Administration, Accounting, Transfer Agency, Custodian Services and Administrative Services Fees below.

TRANSFER AGENCY AGREEMENT

         PFPC Inc. ("PFPC"), with offices at 400 Bellevue Parkway, Wilmington, Delaware 19809, serves as the transfer and dividend disbursing agent for the Fund pursuant to a Transfer Agency Agreement dated November 5, 1991, as supplemented (collectively, the "Transfer Agency Agreement"). Under the Transfer Agency Agreement, PFPC (a) issues and redeems Shares of the Fund, (b) addresses and mails all communications by the Fund to record owners of Shares of the Fund, including reports to shareholders, dividend and distribution notices and proxy materials for its meetings of shareholders, (c) maintains shareholder accounts and, if requested, sub-accounts and (d) makes periodic reports to RBB's Board of Directors concerning the operations of the Fund. The Fees paid to PFPC for its services pursuant to the Transfer Agency Agreement are described under Administration, Accounting, Transfer Agency and Custodian Services Fees below.

ADMINISTRATION AND ACCOUNTING SERVICES AGREEMENT

         PFPC also serves as the Fund's administrator and fund accounting agent pursuant to an Administration and Accounting Services Agreement dated as of December 2, 2002, (the "Administration Agreement"). PFPC has agreed to furnish to the Fund statistical and research data, clerical, accounting and bookkeeping services, and certain other services required by the Fund. In addition, PFPC has agreed to, prepare and file various reports with appropriate regulatory agencies. The Administration Agreement provides that PFPC shall be obligated to exercise care and diligence in the performance of its duties, to act in good faith and to use its best efforts, within reasonable limits, in performing services thereunder. PFPC shall be responsible for failure to perform its duties under the Administration Agreement arising out of its willful misfeasance, bad faith, gross negligence or reckless diregard. The fees paid to PFPC for its services pursuant to the Administration Agreement are described under Administration, Accounting, Transfer Agency, Custodian Services and Administrative Services Fees below. As of the date of this Statement of Additional Information, the Fund had not commenced investment operations, and accordingly, PFPC has received no fees from the Administration Agreement. PFPC is an affiliate of the Fund's distributor, PFPC Distributors.

ADMINISTRATIVE SERVICES AGREEMENT

         PFPC Distributors, Inc. ("PFPC Distributors") provides certain administrative services to Institutional Class Shares and Class S Shares of the Fund that are not provided by PFPC. These services include furnishing corporate secretarial, data processing and clerical services, acting as liaison between each class of shares of the Fund and various service providers and coordinating the preparation of proxy statements and annual, semi-annual and quarterly reports. The fees paid to PFPC Distributors for its services pursuant to the Administrative Services Agreement are described under Administration, Accounting, Transfer Agency, Custodian Services and Administrative Services Fees below. As of the date of this Statement of Additional Information, the Fund had not commenced operations, and accordingly, PFPC Distributors has not received fees under the Administrative Services Agreement.

ADMINISTRATION, ACCOUNTING, TRANSFER AGENCY CUSTODIAN SERVICES AND ADMINISTRATIVE SERVICES FEES

         Pursuant to a letter agreement, the Fund has agreed to pay PFPC fees for services provided by PFPC, PFPC Trust and PFPC Distributors under the Administration Agreement, Transfer Agency Agreement, Custodian Agreement and Administrative Services Agreement. PFPC will receive an annual fee of 0.15% of the Fund's first $250 million of average net assets, and 0.12% of the Fund's average net assets in excess of $250 million. The minimum annual fee will be $125,000 for the Fund, exclusive of multiple class fees, transaction charges, account fees, FundSERV Networking fees, IMPRESSNet fees and out-of-pocket and other charges. PFPC's fees are billed monthly based on one-twelfth of the annual fee. As of the date of this Statement of Additional Information, the Fund had not commenced operatings and has not paid any fees to PFPC.

DISTRIBUTION AGREEMENT

         PFPC Distributors, whose principal business address, effective as of January 3, 2003, is 760 Moore Road, Valley Forge, Pennsylvania 19406 (until January 3, 2003, PFPC Distributors address is 3200 Horizon Drive, King of Prussia, PA 19406), serves as the distributor of the Fund pursuant to the terms of a distribution agreement dated January 2, 2001 (the "Distribution Agreement") entered into by PFPC Distributors and RBB. Pursuant to the Distribution Agreement, the Distributor will use appropriate effort to solicit orders for the sale of the Fund's shares. The offering of each class's shares is continuous. PFPC Distributors does not receive compensation from RBB for the distribution of Institutional Class Shares or Class S Shares.

SHAREHOLDER SERVICING

         The Shareholder Services Plan and related form of Shareholder Servicing Agreement for Class S Shares (the "Plan") provide that the fund may pay securities dealers, financial institutions, financial advisors and other industry professionals that are shareholders or dealers of record or which have a shareholder servicing relationship with the beneficial owners of Class S Shares ("Service Organizations") a fee calculated at an annual rate of up to ..25% of the average daily net assets of the Fund's Class S Shares in consideration for certain Shareholder and Administrative Services (as defined below). Services performed by Service Organizations may include: (i) aggregating and processing purchase and redemption requests for Class S Shares from shareholders and placing net purchase and redemption orders with the transfer agent; (ii) providing shareholders with a service that invest the assets of their accounts in Class S Shares pursuant to specific or pre-authorizing instructions; (iii) processing dividend payments from the Fund on behalf of shareholders; (iv) providing information periodically to shareholders showing their positions in Class S Shares; (v) arranging for bank wires; (vi) responding to shareholder inquiries relating to the Service Organization's services; (vii) providing subaccounting with respect to Class S Shares beneficially owned by shareholders or the information to the Fund necessary for subaccounting; (viii) forwarding shareholder communications from the Fund (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to shareholders; (ix) responding to shareholder inquires relating to dividends and distributions; (x) responding to shareholder inquires relating to shareholder account statements; (xi) responding to shareholder inquires relating to communications from the Fund to shareholders;
(xii) providing shareholders with information relating to developments affecting their Class S Shares; and (xiii) providing such other similar sevices as the Fund may reasonably request to the extent a Service Organization is permitted to do so under applicable statutes, rules or regulations.


                                FUND TRANSACTIONS

         Subject to policies established by the Board of Directors, the Adviser is responsible for the execution of portfolio transactions and the allocation of brokerage transactions for the Fund. The Adviser has broad supervision over the placement of securities orders for the Fund. The Adviser has the authority to determine the broker-dealer to be used in any securities transaction and the commission rate to be paid. While the primary criteria for all transactions in portfolio securities is the execution of orders at the most favorable net price, numerous additional factors are considered by the Adviser when arranging for the purchase and sale of the Fund's portfolio securities. These include restrictions imposed by the federal securities laws and the allocation of brokerage in return for certain services and materials described below. In determining the abilities of the broker-dealer to obtain best execution of a particular transaction, the Adviser will consider all relevant factors including the execution capabilities required by the transaction(s), the ability and willingness of the broker-dealer to facilitate the Fund's portfolio transactions promptly and at reasonable expense, the importance to the Fund of speed, efficiency or confidentiality and the broker-dealer's apparent familiarity with sources from or to whom particular securities might be purchased or sold, as well as any other matters the Adviser deems relevant to the selection of a broker-dealer for a particular portfolio transaction of the Fund.

         When the "best execution" criteria are satisfied, those broker-dealers who supplement the Adviser's capabilities with research, quotation and consulting services and computer data, hardware and software materials may be selected by the Adviser to provide brokerage services.

           Ongoing research and market data feeds are critical elements of the Adviser's investment management process. Accordingly, the Adviser is a significant user of broker-provided products and services which assist the Adviser in carrying out its investment and trading decisions. These services include: trading, research and portfolio management systems consulting, periodicals and seminars, prime brokerage, custody and clearance services, data services, trading consulting, telephone lines, trading and data feeds, proxy research, and trading communication services. In some cases the Adviser acquires research products or services with soft dollars which also have non-research uses. In these cases the Adviser makes a reasonable allocation of the cost of the product or service according to its use. That portion of the product or service which provides administrative or other non-research services is paid for by the Adviser in hard dollars.

         All research services received from broker-dealers to whom commissions are paid are used collectively. There is no direct relationship between commissions received by a broker-dealer from the Fund's or a particular client's transactions and the use of any or all of that broker-dealer's research material in relation to the Fund or that client's account. The Adviser may pay a broker-dealer's brokerage commission in excess of that which another broker-dealer might have charged for the same transaction in recognition of research and brokerage related services provided by the broker-dealer.

         The Adviser typically aggregates orders for the purchase and sale of securities for client portfolios including portfolios of the investment partnerships and registered investment companies it advises. In this process, orders for investment partnerships or registered investment companies in which the Adviser or persons associated with the Adviser have an interest may be aggregated with orders for other client portfolios. Securities purchased or proceeds of securities sold through aggregated orders are allocated to the account of each client or fund that bought or sold such securities at the average execution price. If less than the total of the aggregated orders is executed, purchased securities or proceeds will be allocated pro rata among the participating portfolios in proportion to their planned participation in the aggregated orders. Transaction costs for any transaction will be shared pro rata based on each portfolio's participation in the transaction. The Fund will not purchase securities during the existence of any underwriting or selling group relating to such security of which the Adviser or any affiliated person (as defined in the 1940 Act) thereof is a member except pursuant to procedures adopted by RBB's Board of Directors pursuant to Rule 10f-3 under the 1940 Act.

         In no instance will portfolio securities be purchased from or sold to PFPC Distributors, PNC Bank or the Adviser or any affiliated person of the foregoing entities except as permitted by SEC exemptive order or by applicable law.

         Corporate debt and U.S. Government securities and many micro- and small-cap stocks are generally traded on the over-the-counter market on a "net" basis without a stated commission, through dealers acting for their own account and not as brokers. The Fund will primarily engage in transactions with these dealers or deal directly with the issuer unless a better price or execution could be obtained by using a broker. Prices paid to a dealer in debt, micro- or small-cap securities will generally include a "spread," which is the difference between the prices at which the dealer is willing to purchase and sell the specific security at the time, and includes the dealer's normal profit.

         The Adviser may seek to obtain an undertaking from issuers of commercial paper or dealers selling commercial paper to consider the repurchase of such securities from the Fund prior to their maturity at their original cost plus interest (sometimes adjusted to reflect the actual maturity of the securities), if it believes that the Fund's anticipated need for liquidity makes such action desirable. Any such repurchase prior to maturity reduces the possibility that the Fund would incur a capital loss in liquidating commercial paper (for which there is no established market), especially if interest rates have risen since acquisition of the particular commercial paper.

         In transactions for securities not actively traded on a securities exchange, the Fund will deal directly with the dealers who make a market in the securities involved, except in those circumstances where better prices and execution are available elsewhere. Such dealers usually are acting as principal for their own account. On occasion, securities may be purchased directly from the issuer. Such portfolio securities are generally traded on a net basis and do not normally involve brokerage commissions. Securities firms may receive brokerage commissions on certain portfolio transactions, including options, futures and options on futures transactions and the purchase and sale of underlying securities upon exercise of options.


                       PURCHASE AND REDEMPTION INFORMATION

         Institutional Shares of the Fund may be sold to corporations or other institutions such as trusts, foundations or broker-dealers purchasing for the accounts of others. Institutional Shares may also be purchased directly from the Fund at net asset value per share, by mail or by wire. Purchase orders for Class S Shares must be placed through a financial intermediary.

         The Fund reserves the right, if conditions exist that make cash payments undesirable, to honor any request for redemption or repurchase of the Fund's shares by making payment in whole or in part in securities chosen by RBB and valued in the same way as they would be valued for purposes of computing the Fund's net asset value. If payment is made in securities, a shareholder may incur transaction costs in converting these securities into cash. RBB has elected, however, to be governed by Rule 18f-1 under the 1940 Act so that the Fund is obligated to redeem its shares solely in cash up to the lesser of $250,000 or 1% of its net asset value during any 90-day period for any one shareholder of the Fund.

         Under the 1940 Act, the Fund may suspend the right to redemption or postpone the date of payment upon redemption for any period during which the New York Stock Exchange (the "NYSE") is closed (other than customary weekend and holiday closings), or during which trading on the NYSE is restricted, or during which (as determined by the SEC by rule or regulation) an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such other periods as the SEC may permit. (The Fund may also suspend or postpone the recordation of the transfer of its shares upon the occurrence of any of the foregoing conditions.)

                        TELEPHONE TRANSACTION PROCEDURES

         RBB's telephone transaction procedures include the following measures:
(1) requiring the appropriate telephone transaction privilege forms; (2) requiring the caller to provide the names of the account owners, the account social security number and name of the Fund, all of which must match RBB's records; (3) requiring RBB's service representative to complete a telephone transaction form, listing all of the above caller identification information;
(4) permitting exchanges (if applicable) only if the two account registrations are identical; (5) requiring that redemption proceeds be sent only by check to the account owners of record at the address of record, or by wire only to the owners of record at the bank account of record; (6) sending a written confirmation for each telephone transaction to the owners of record at the address of record within five (5) Business Days of the call; and (7) maintaining tapes of telephone transactions for six months, if the Fund elects to record shareholder telephone transactions. For accounts held of record by broker-dealers (other than the Distributor), financial institutions, securities dealers, financial planners and other industry professionals, additional documentation or information regarding the scope of a caller's authority is required. Finally, for telephone transactions in accounts held jointly, additional information regarding other account holders is required. Telephone transactions will not be permitted in connection with IRA or other retirement plan accounts or by an attorney-in-fact under a power of attorney.

         The Fund reserves the right to redeem a shareholder's account in the Fund at any time the net asset value of the account falls below $500 as the result of a redemption request. Shareholders will be notified in writing that the value of their account is less than $500 and will be allowed 30 days to make additional investments before the involuntary redemption is processed.

         A redemption fee of 1.00% will be charged on any redemption of Fund shares held less than 270 days. Shares of RBB are also subject to redemption by RBB, at the redemption price of such shares as in effect from time to time, including, without limitation: to reimburse a Fund for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder or to collect any charge relating to a transaction effected for the benefit of a shareholder as provided in the Prospectus from time to time; if such redemption is, in the opinion of RBB's Board of Directors, desirable in order to prevent RBB or any Fund from being deemed a "personal holding company" within the meaning of the Internal Revenue Code of 1986, as amended; or if the net income with respect to any particular class of common stock should be negative or it should otherwise be appropriate to carry out RBB's responsibilities under the 1940 Act.

         The computation of the hypothetical offering price per share of an Institutional and Class S share of the Fund based on the projected value of the Fund's estimated net assets and the Fund's Institutional and Class S shares is as follows:



         ------------------------------------ ----------------- -------------
                                               INSTITUTIONAL      CLASS S
         ------------------------------------ ----------------- -------------
         Net assets                                $12.00           $12.00
         ------------------------------------ ----------------- -------------
         Outstanding shares                          1                1
         ------------------------------------ ----------------- -------------
         Net asset value per share                 $12.00           $12.00
         ------------------------------------ ----------------- -------------
         Maximum sales charge                        --               --
         ------------------------------------ ----------------- -------------
         Maximum Offering Price to Public          $12.00           $12.00
         ------------------------------------ ----------------- -------------

                               VALUATION OF SHARES

         The net asset value per share of the Fund is calculated as of the close of regular trading hours (currently 4:00 p.m. Eastern Time) on each day the New York Stock Exchange ("Exchange") is open. Currently, the Exchange is closed on New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day (observed), Labor Day, Thanksgiving Day and Christmas Day (observed) and on the preceding Friday or subsequent Monday when one of those holidays falls on a Saturday or Sunday. Securities which are listed on stock exchanges are valued using the closing price or the last sale price on the day the securities are valued or, lacking any sales on such day, the mean of the last available bid and asked price is normally used. In cases where securities are traded on more than one exchange, the securities are generally valued on the exchange designated by the Board of Directors as the primary market. Securities traded in the over-the-counter market and listed on the National Association of Securities Dealers Automatic Quotation System ("NASDAQ") are valued at the last trade price listed on the NASDAQ at the close of regular trading (generally 4:00 p.m. Eastern Time); securities listed on NASDAQ for which there were no sales on that day and other over-the-counter securities are valued at the mean of the bid and asked prices available prior to valuation. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Adviser according to procedures adopted by RBB's Board of Directors. The amortized cost method of valuation may also be used with respect to debt obligations with sixty days or less remaining to maturity. Net asset value per share is calculated by adding the value of the securities, cash and other assets attributable to a class, subtracting the actual and accrued liabilities attributable to the same class, and dividing the result by the number of outstanding shares of the class.

         Subject to the approval of RBB's Board of Directors, the Fund may employ outside organizations, which may use a matrix or formula method that takes into consideration market indices, matrices, yield curves and other specific adjustments in determining the approximate market value of portfolio investments. This may result in the securities being valued at a price different from the price that would have been determined had the matrix or formula method not been used. All cash, receivables and current payables are carried on the Fund's books at their face value. Other assets, if any, are valued at fair value as determined in good faith by or under the direction of RBB's Board of Directors.


                             PERFORMANCE INFORMATION

         TOTAL RETURN. For purposes of quoting and comparing the performance of the Fund to that of other mutual funds and to stock or other relevant indices in advertisements or in reports to shareholders, performance may be stated in terms of total return. Under the rules of the Securities and Exchange Commission, funds advertising performance must include total return quotes calculated according to the following formula:


                                    P(1 + T) n = ERV

         Where:      P =    hypothetical initial payment of $1,000

                     T =    average annual total return

                     n =    number of years

                   ERV = ending redeemable value at the end of the 1, 5 or 10 year periods (or fractional portion thereof) of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods.

         Under the foregoing formula, the time periods used in advertising will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertisement for publication, and will cover one, five and ten year periods or a shorter period dating from the effectiveness of the Fund's registration statement. In calculating the ending redeemable value, the maximum sales load is deducted from the initial $1,000 payment and all dividends and distributions by the Fund are assumed to have been reinvested at net asset value, as described in the Prospectus, on the reinvestment dates during the period. Total return, or "T" in the formula above, is computed by finding the average annual compounded rates of return over the 1, 5 and 10 year periods (or fractional portion thereof) that would equate the initial amount invested to the ending redeemable value. Any sales loads that might in the future be made applicable at the time to reinvestments would be included as would any recurring account charges that might be imposed by the Fund.

         The formula for calculating aggregate total return is as follows:

                                                   ERV
                      Aggregate Total Return = [(--------) - 1]
                                                    P


         The calculations are made assuming that (1) all dividends and capital gain distributions are reinvested on the reinvestment dates at the price per share existing on the reinvestment date, (2) all recurring fees charged to all shareholder accounts are included, and (3) for any account fees that vary with the size of the account, a mean (or median) account size in the Fund during the periods is reflected. The ending redeemable value (variable "ERV" in the formula) is determined by assuming complete redemption of the hypothetical investment after deduction of all non-recurring charges at the end of the measuring period.

         The Fund may compute an "average annual total return-after taxes on distributions" by determining the average annual compounded rate of return after taxes on distributions during specified periods that equates the initial amount invested to the ending value after taxes on distributions but not after taxes on redemption according to the following formula:

                                           P (1+T) n  = ATV D

         Where:       P       =  a hypothetical initial payment of $1,000
                      T       =  average annual total return (after taxes on
                                 distributions)
                      n       =  number of years
                     ATV D    =  ending value of a hypothetical $1,000 payment
                                 made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion), after taxes on distributions but not after taxes on redemption.

         Average annual total return (after taxes on distributions) for a specified period is derived by calculating the actual dollar amount of the investment return on a $1,000 investment made at the maximum public offering price applicable to the relevant class at the beginning of the period, and then calculating the annual compounded rate of return (after federal income taxes on distributions but not redemptions) which would produce that amount, assuming a redemption at the end of the period. This calculation assumes a complete redemption of the investment but further assumes that the redemption has no federal income tax consequences. This calculation also assumes that all dividends and distributions, less the federal income taxes due on such distributions, are reinvested at net asset value on the reinvestment dates during the period. In calculating the impact of federal income taxes due on distributions, the federal income tax rates used correspond to the tax character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gains distributions and long-term capital gain rate for long-term capital gain distributions). The highest individual marginal federal income tax rate in effect on the reinvestment date is applied to each component of the distributions on the reinvestment date. These tax rates may vary over the measurement period. The effect of applicable tax credits, such as the foreign tax credit, is also taken into account in accordance with federal tax law. The calculation disregards (i) the effect of phase-outs of certain exemptions, deductions and credits at various income levels, (ii) the impact of the federal alternative minimum tax and (iii) the potential tax liabilities other than federal tax liabilities (e.g., state and local taxes).

         The Fund may compute an "average annual total return-after taxes on distributions and redemption" by determining the average annual compounded rate of return after taxes on distributions and redemption during specified periods that equates the initial amount invested to the ending redeemable value after taxes on distributions and redemption according to the following formula:

                                           P (1+T) n  = ATV DR

         Where:       P          = a hypothetical initial payment of $1,000
                      T          = average annual total return (after taxes on
                                   distributions and redemption)
                      n          = number of years
                      ATV DR     = ending value of a hypothetical $1,000
                                   payment made at the beginning of the
                                   1-,5-, or 10-year periods at the end of the 1-,5-, or 10-year periods (or fractional portion), after taxes on distributions and redemption.

         Average annual total return (after taxes on distributions and redemptions) for a specified period is derived by calculating the actual dollar amount of the investment return on a $1,000 investment made at the maximum public offering price applicable to the relevant class at the beginning of the period, and then calculating the annual compounded rate of return (after federal income taxes on distributions and redemptions) which would produce that amount, assuming a redemption at the end of the period. This calculation assumes a complete redemption of the investment. This calculation also assumes that all dividends and distributions, less the federal income taxes due on such distributions, are reinvested at net asset value on the reinvestment dates during the period. In calculating the federal income taxes due on distributions, the federal income tax rates used correspond to the tax character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gains distributions and long-term capital gain rate for long-term capital gain distributions). The highest individual marginal federal income tax rate in effect on the reinvestment date is applied to each component of the distributions on the reinvestment date. These tax rates may vary over the measurement period. The effect of applicable tax credits, such as the foreign tax credit, is taken into account in accordance with federal tax law. The calculation disregards the (i) effect of phaseouts of certain exemptions, deductions and credits at various income levels, (ii) the impact of the federal alternative minimum tax and (iii) the potential tax liabilities other than federal tax liabilities (e.g., state and local taxes). In calculating the federal income taxes due on redemptions, capital gains taxes resulting from redemption are subtracted from the redemption proceeds and the tax benefits from capital losses resulting from the redemption are added to the redemption proceeds. The highest federal individual capital gains tax rate in effect on the redemption date is used in such calculation. The federal income tax rates used correspond to the tax character of any gains or losses (e.g., short-term or long-term).

         PERFORMANCE. From time to time, the Fund may advertise its average annual total return over various periods of time. These total return figures show the average percentage change in value of an investment in the Fund from the beginning of the measuring period to the end of the measuring period. The figures reflect changes in the price of the Fund's shares assuming that any income dividends and/or capital gain distributions made by the Fund during the period were reinvested in shares of the Fund. Total return will be shown for recent one-, five- and ten-year periods, and may be shown for other periods as well (such as from commencement of the Fund's operations or on a year-by-year, quarterly or current year-to-date basis).

         When considering average total return figures for periods longer than one year, it is important to note that the Fund's annual total return for one year in the period might have been greater or less than the average for the entire period. When considering total return figures for periods shorter than one year, investors should bear in mind that the Fund seeks long-term appreciation and that such return may not be representative of the Fund's return over a longer market cycle. The Fund may also advertise aggregate total return figures for various periods, representing the cumulative change in value of an investment in the Fund for the specific period (again reflecting changes in the Fund's share prices and assuming reinvestment of dividends and distributions). Aggregate and average total returns may be shown by means of schedules, charts or graphs, may indicate various components of total return (i.e., change in value of initial investment, income dividends and capital gain distributions) and would be quoted separately for each class of the Fund's shares. Investors should note that total return figures are based on historical returns and are not intended to indicate future performance.

         In reports or other communications to investors or in advertising material, the Fund may describe general economic and market conditions affecting the Fund and may compare its performance with (1) that of other mutual funds as listed in the rankings prepared by Lipper Analytical Services, Inc. or similar investment services that monitor the performance of mutual funds or as set forth in the publications listed below; (2) with the S&P 500 Index or (3) other appropriate indices of investment securities or with data developed by the Adviser derived from such indices. Performance information may also include evaluation of the Fund by nationally recognized ranking services and information as reported in financial publications such as Business Week, Fortune, Institutional Investor, Money Magazine, Forbes, Barron's, The Wall Street Journal, The New York Times, or other national, regional or local publications.

         In reports or other communications to investors or in advertising, the Fund may also describe the general biography or work experience of its portfolio managers and may include quotations attributable to the portfolio managers describing approaches taken in managing the Fund's investments, research methodology, underlying stock selection or the Fund's investment objective. The Fund may also discuss the continuum of risk and return relating to different investments, and the potential impact of foreign stock on a portfolio otherwise composed of domestic securities. In addition, the Fund may from time to time compare its expense ratios to those of investment companies with similar objectives and policies, as advertised by Lipper Analytical Services, Inc. or similar investment services that monitor mutual funds.


                                      TAXES

         The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, and to distribute out its income to shareholders each year, so that the Fund itself generally will be relieved of federal income and excise taxes. If the Fund were to fail to so qualify: (1) the Fund would be taxed at regular corporate rates without any deduction for distributions to shareholders; and (2) shareholders would be taxed as if they received ordinary dividends, although corporate shareholders could be eligible for the dividends received deduction. Moreover, if the Fund were to fail to make sufficient distributions in a year, the Fund would be subject to corporate income taxes and/or excise taxes in respect to the shortfall or, if the shortfall is large enough, the Fund could be disqualified as a regulated investment company.

         A 4% non-deductible excise tax is imposed on regulated investment companies that fail to distribute with respect to each calendar year at least 98% of their ordinary taxable income for the calendar year and capital gain net income (excess of capital gains over capital losses) for the one year period ending October 31 of such calendar year and 100% of any such amounts that were not distributed in the prior year. The Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and any capital gain net income prior to the end of each calendar year to avoid liability for this excise tax.

         Dividends declared in October, November or December of any year that are payable to shareholders of record on a specified date in such months will be deemed to have been received by shareholders and paid by the Fund on December 31 of such year if such dividends are actually paid during January of the following year.

         The Fund may be required to withhold federal income tax at a rate of at least 30% ("backup withholding") from dividends and redemption proceeds paid to non-corporate shareholders. This tax may be withheld from dividends if (i) you fail to furnish the Fund with your correct taxpayer identification number, (ii) the Internal Revenue Service ("IRS") notifies the Fund that you have failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (iii) when required to do so, you fail to certify that you are not subject to backup withholding.

                  ADDITIONAL INFORMATION CONCERNING FUND SHARES

RBB has authorized capital of 30 billion shares of Common Stock at a par value of $0.001 per share. Currently, 21.073 billion shares have been classified into 95 classes as shown in the table below. Under RBB's charter, the Board of Directors has the power to classify and reclassify any unissued shares of Common Stock from time to time.


                                           NUMBER OF                                                   NUMBER OF
                                       AUTHORIZED SHARES                                           AUTHORIZED SHARES
CLASS OF COMMON STOCK                     (MILLIONS)          CLASS OF COMMON STOCK                   (MILLIONS)
------------------------------------- --------------------    ----------------------------------- --------------------
A (Growth & Income)                           100             YY (Schneider Capital Small Cap
                                                              Value)                                      100
B                                             100             ZZ                                          100
C (Balanced)                                  100             AAA                                         100
D (Tax-Free)                                  100             BBB                                         100
E (Money)                                     500             CCC                                         100
F (Municipal Money)                           500             DDD (Boston Partners
                                                              Institutional Small Cap Value               100
                                                              Fund II)
G (Money)                                     500             EEE (Boston Partners Investors
                                                              Small Cap Value Fund II)                    100
H (Municipal Money)                           500             FFF                                         100
I (Sansom Money)                             1500             GGG                                         100
J (Sansom Municipal Money)                    500             HHH                                         100
K (Sansom Government Money)                   500             III (Boston Partners Long/Short Equity -
                                                              Institutional Class)                        100
L (Bedford Money)                            1500             JJJ (Boston Partners Long/Short Equity -
                                                              Investor Class)                             100
M (Bedford Municipal Money)                   500             KKK (Boston Partners Long-Short Equity -
                                                              Institutional Class)                        100
N (Bedford Government Money)                  500             LLL (Boston Partners Long-Short Equity -
                                                              Investor Class)                             100
O (Bedford N.Y. Money)                        500             MMM  (n/i numeric Small Cap Value)          100
P (RBB Government)                            100             Class NNN (Bogle Institutional
                                                              Small Cap Growth)                           100
Q                                             100             Class OOO (Bogle Investors Small
                                                              Cap Growth)                                 100
                                                              Class PPP (Schneider Value Fund)            100
R (Municipal Money)                           500             Select (Money)                              700
S (Government Money)                          500             Beta 2 (Municipal Money)                     1
T                                             500             Beta 3 (Government Money)                    1
U                                             500             Beta 4 (N.Y. Money)                          1
V                                             500             Principal Class (Money)                     700
W                                             100             Gamma 2 (Municipal Money)                    1
X                                             50              Gamma 3 (Government Money)                   1
Y                                             50              Gamma 4 (N.Y. Money)                         1
Z                                             50              Bear Stearns Money                         2,500
AA                                            50              Bear Stearns Municipal Money               1,500
BB                                            50              Bear Stearns Government Money              1,000
CC                                            50              Delta 4 (N.Y. Money)                         1
DD                                            100             Epsilon 1 (Money)                            1
EE                                            100             Epsilon 2 (Municipal Money)                  1
FF (n/i numeric Emerging Growth)              50              Epsilon 3 (Government Money)                 1
GG (n/i numeric Growth)                       50              Epsilon 4 (N.Y. Money)                       1
HH (n/i numeric Mid Cap)                      50              Zeta 1 (Money)                               1
II (Baker 500 Growth Fund)                    100             Zeta 2 (Municipal Money)                     1
JJ (Baker 500 Growth Fund)                    100             Zeta 3 (Government Money)                    1
KK                                            100             Zeta 4 (N.Y. Money)                          1



                                           NUMBER OF                                                   NUMBER OF
                                       AUTHORIZED SHARES                                           AUTHORIZED SHARES
CLASS OF COMMON STOCK                     (MILLIONS)          CLASS OF COMMON STOCK                   (MILLIONS)
------------------------------------- --------------------    ----------------------------------- --------------------

LL                                            100             Eta 1 (Money)                                1
MM                                            100             Eta 2 (Municipal Money)                      1
NN                                            100             Eta 3 (Government Money)                     1
OO                                            100             Eta 4 (N.Y. Money)                           1
PP                                            100             Theta 1 (Money)                              1
QQ (Boston Partners Institutional                             Theta 2 (Municipal Money)                    1
Large Cap)                                    100
RR (Boston Partners Investors Large                           Theta 3 (Government Money)                   1
Cap)                                          100
SS (Boston Partners Advisor Large                             Theta 4 (N.Y. Money)                         1
Cap)                                          100
TT (Boston Partners Investors Mid
Cap)                                          100
UU (Boston Partners Institutional
Mid Cap)                                      100
VV (Boston Partners Institutional
All Cap Value)                                100
WW (Boston Partners Investors All
Cap Value)                                    100


         The classes of Common Stock have been grouped into separate "families." There are seven families that currently have operating portfolios, including: the Sansom Street Family, the Bedford Family, the Schneider Capital Management Family, the n/i numeric family of funds, the Boston Partners Family, the Bogle Family and the Baker 500 Family. The Bedford Family and the Sansom Street Family represent interests in the Money Market Portfolio; the n/i numeric investors family of funds represents interests in four non-money market portfolios; the Boston Partners Family represents interests in five non-money market portfolios; the Bogle Family represents interests in one non-money market portfolio; the Schneider Capital Management Family represents interests in two non-money market portfolios; and the Baker 500 Family represents interests in one non-money market portfolio.

         Each share that represents an interest in the Fund has an equal proportionate interest in the assets belonging to such Fund with each other share that represents an interest in such Fund, even where a share has a different class designation than another share representing an interest in that Fund. Shares of RBB do not have preemptive or conversion rights. When issued for payment as described in the Prospectus, shares of RBB will be fully paid and non-assessable.

         RBB does not currently intend to hold annual meetings of shareholders except as required by the 1940 Act or other applicable law. RBB's amended By-Laws provide that shareholders collectively owning at least ten percent of the outstanding shares of all classes of Common Stock of RBB have the right to call for a meeting of shareholders to consider the removal of one or more directors. To the extent required by law, RBB will assist in shareholder communication in such matters.

         Holders of shares of each class of RBB will vote in the aggregate and not by class on all matters, except where otherwise required by law. Further, shareholders of RBB will vote in the aggregate and not by portfolio except as otherwise required by law or when the Board of Directors determines that the matter to be voted upon affects only the interests of the shareholders of a particular portfolio. Rule 18f-2 under the 1940 Act provides that any matter required to be submitted by the provisions of such Act or applicable state law, or otherwise, to the holders of the outstanding voting securities of an investment company such as RBB shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding voting securities, as defined in the 1940 Act, of each portfolio affected by the matter. Rule 18f-2 further provides that a portfolio shall be deemed to be affected by a matter unless it is clear that the interests of each portfolio in the matter are identical or that the matter does not affect any interest of the portfolio. Under the Rule, the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to a portfolio only if approved by the holders of a majority of the outstanding voting securities (as defined by the 1940 Act) of such portfolio. However, the Rule also provides that the ratification of the selection of independent public accountants, the approval of principal underwriting contracts and the election of directors are not subject to the separate voting requirements and may be effectively acted upon by shareholders of an investment company voting without regard to portfolio. Shareholders of RBB are entitled to one vote for each full share held (irrespective of class or portfolio) and fractional votes for fractional shares held. Voting rights are not cumulative and, accordingly, the holders of more than 50% of the aggregate shares of Common Stock of RBB may elect all of the directors.

         Notwithstanding any provision of Maryland law requiring a greater vote of shares of RBB's common stock (or of any class voting as a class) in connection with any corporate action, unless otherwise provided by law or by RBB's Charter, RBB may take or authorize such action upon the favorable vote of the holders of more than 50% of all of the outstanding shares of Common Stock entitled to vote on the matter voting without regard to class (or portfolio).

         SHAREHOLDER APPROVALS. As used in this Statement of Additional Information and in the Prospectus, "shareholder approval" and a "majority of the outstanding shares" of a class, series or portfolio means, with respect to the approval of an investment advisory agreement, a distribution plan or a change in a fundamental investment limitation, the lesser of (1) 67% of the shares of the particular class, series or portfolio represented at a meeting at which the holders of more than 50% of the outstanding shares of such class, series or portfolio are present in person or by proxy, or (2) more than 50% of the outstanding shares of such class, series or portfolio.

                                  MISCELLANEOUS

         COUNSEL. The law firm of Drinker Biddle & Reath LLP, One Logan Square, 18th and Cherry Streets, Philadelphia, Pennsylvania 19103-6996, serves as counsel to RBB and RBB's independent directors.

         INDEPENDENT ACCOUNTANTS. PricewaterhouseCoopers LLP, Two Commerce Square, Suite 1700, 2001 Market Street, Philadelphia, Pennsylvania 19103, serves as RBB's independent accountants. PricewaterhouseCoopers LLP performs an annual audit of RBB's financial statements.

         CONTROL PERSONS. As of August 30, 2002, to RBB's knowledge, the following named persons at the addresses shown below owned of record approximately 5% or more of the total outstanding shares of the class of RBB indicated below. As of August 30, 2002, the Fund had no shareholders. See "Additional Information Concerning Fund Shares" above. RBB does not know whether such persons also beneficially own such shares. Any shareholder who owns 25% or more of the outstanding shares of a portfolio may be presumed to "control" (as that term is defined in the 1940 Act) the portfolio. Shareholders controlling a portfolio could have the ability to vote a majority of the shares of the portfolio on any matter requiring approval of the shareholders of the portfolio.


------------------------------------- ------------------------------------------------------- ------------------------
             FUND NAME                           SHAREHOLDER NAME AND ADDRESS                  PERCENTAGE OF FUND HELD
------------------------------------- ------------------------------------------------------- ------------------------
SANSOM STREET MONEY MARKET            Paine Webber
                                      c/o Sal Pace Managed Acct. Services                             5.55%
                                      A/C 32 32 400 4000038
                                      1200 Harbor Blvd., Suite 3
                                      Weehawken, NJ 07086-6728
------------------------------------- ------------------------------------------------------- ------------------------
                                      Saxon and Co.
                                      c/o PNC Bank, N.A.                                             93.82%
                                      F6-F266-02-2
                                      8800 Tinicum Blvd.
                                      Philadelphia, PA 19153

------------------------------------- ------------------------------------------------------- ------------------------
N/I EMERGING GROWTH FUND              Charles Schwab & Co., Inc
                                      Special Custody Account for the Exclusive Benefit of           10.11%
                                      Customers
                                      Attn: Mutual Funds A/C 3143-0251
                                      101 Montgomery St.
                                      San Francisco, CA 94104

------------------------------------- ------------------------------------------------------- ------------------------
                                      Janis Claflin, Bruce Fetzer and
                                      Winston Franklin                                                7.73%
                                      Robert Lehman Trust.
                                      The John E. Fetzer Institute, Inc.
                                      U/A DTD 06-1992
                                      Attn: Christina Adams
                                      9292 West KL Ave.
                                      Kalamazoo, MI 49009

------------------------------------- ------------------------------------------------------- ------------------------
                                      Public Inst. For Social Security
                                      1001 19th St., N.                                              26.70%
                                      16th Flr.
                                      Arlington, VA 22209

------------------------------------- ------------------------------------------------------- ------------------------
                                      Louisa Stude Sarofin Foundation
                                      DTD 01/04/91                                                    5.15%
                                      c/o Nancy Head
                                      1001 Fannin St., Suite 4700
                                      Houston, TX 77002-6798

------------------------------------- ------------------------------------------------------- ------------------------
                                      National Investor Services Corp.
                                      for Exclusive Benefit of our Customers                          5.11%
                                      Mutual Funds Department
                                      55 Water St., Fl. 32
                                      New York, NY 10041-3299

------------------------------------- ------------------------------------------------------- ------------------------


------------------------------------- ------------------------------------------------------- ------------------------
             FUND NAME                           SHAREHOLDER NAME AND ADDRESS                  PERCENTAGE OF FUND HELD
------------------------------------- ------------------------------------------------------- ------------------------
                                      McKinsey Master Retirement Trust
                                      c/o McKinsey & Company Inc.                                     9.77%
                                      114 W. 47th Street
                                      20th Floor
                                      New York, NY 10036

------------------------------------- ------------------------------------------------------- ------------------------
N/I GROWTH FUND                       Charles Schwab & Co., Inc
                                      Special Custody Account for the Exclusive Benefit of            5.15%
                                      Customers
                                      Attn: Mutual Funds
                                      101 Montgomery St.
                                      San Francisco, CA 94104

------------------------------------- ------------------------------------------------------- ------------------------
                                      Citibank North America Inc.
                                      Sargent & Lundy Retirement Trust                               60.27%
                                      DTD. 06/01/96
                                      Mutual Fund Unit
                                      Bld. B Floor 1 Zone 7
                                      3800 Citibank Center
                                      Tampa, FL 33610-9122

------------------------------------- ------------------------------------------------------- ------------------------
                                      Louisa Stude Sarofim Foundation
                                      c/o Nancy Head                                                  7.13%
                                      DTD. 01/04/91
                                      1001 Fannin Street, Suite 4700
                                      Houston, TX 77002

------------------------------------- ------------------------------------------------------- ------------------------
N/I MID CAP                           Charles Schwab & Co., Inc.
                                      Special Custody Account for the Exclusive Benefit of           20.88%
                                      Customers
                                      Attn: Mutual Funds
                                      101 Montgomery St.
                                      San Francisco, CA 94104

------------------------------------- ------------------------------------------------------- ------------------------
                                      National Investors Services Corp.
                                      for the Exclusive Benefit of Our Customers                      5.23%
                                      55 Water St. 32nd Floor
                                      New York, NY 10041-3299

------------------------------------- ------------------------------------------------------- ------------------------


------------------------------------- ------------------------------------------------------- ------------------------
             FUND NAME                           SHAREHOLDER NAME AND ADDRESS                  PERCENTAGE OF FUND HELD
------------------------------------- ------------------------------------------------------- ------------------------
N/I SMALL CAP VALUE FUND              Charles Schwab & Co., Inc
                                      Special Custody Account for the Exclusive Benefit of           31.27%
                                      Customers
                                      Attn: Mutual Funds
                                      101 Montgomery St.
                                      San Francisco, CA 94104

------------------------------------- ------------------------------------------------------- ------------------------
                                      National Investor Services Corp.
                                      For Exclusive Benefit of our Customers                         13.21%
                                      55 Water St., Fl. 32
                                      New York, NY 10041-3299

------------------------------------- ------------------------------------------------------- ------------------------
                                      McKinsey Master Retirement Trust
                                      c/o McKinsey & Company Inc.                                     5.75%
                                      114 West 47th Street, 20th Floor
                                      New York, NY 10036

------------------------------------- ------------------------------------------------------- ------------------------
BOSTON PARTNERS LARGE CAP VALUE       Charles Schwab & Co., Inc.
FUND -                                Special Custody Account                                        14.05%
INSTITUTIONAL SHARES                  for Benefit of Customers
                                      Attn: Mutual Funds
                                      101 Montgomery St.
                                      San Francisco, CA 94104

------------------------------------- ------------------------------------------------------- ------------------------
                                      Swanee Hunt and Charles Ansbacher
                                      Trst. Swanee Hunt Family Foundation                            14.23%
                                      c/o Beth Benham
                                      168 Brattle St.
                                      Cambridge, MA 02138

------------------------------------- ------------------------------------------------------- ------------------------
                                      Solomon R. Guggenheim Foundation
                                      General Endowment Fund                                          7.99%
                                      575 Broadway, 3rd Fl.
                                      New York, NY 10012-4233

------------------------------------- ------------------------------------------------------- ------------------------


------------------------------------- ------------------------------------------------------- ------------------------
             FUND NAME                           SHAREHOLDER NAME AND ADDRESS                  PERCENTAGE OF FUND HELD
------------------------------------- ------------------------------------------------------- ------------------------
                                      Union Bank of California
                                      FBO Service Employees BP 610001265-01                          12.58%
                                      P. O. Box 85484
                                      San Diego, CA 92186-5484

------------------------------------- ------------------------------------------------------- ------------------------
                                      U.S. Bank National Association
                                      FBO A-Dec Inc. DOT 093098                                      13.09%
                                      P. O. Box 1787
                                      Milwaukee, WI 53201-1787

------------------------------------- ------------------------------------------------------- ------------------------
                                      Northern Trust Company
                                      FBO AEFC Pension Trust                                         15.61%
                                      A/C 22-53582
                                      P. O. Box 92956
                                      Chicago, IL 60675

------------------------------------- ------------------------------------------------------- ------------------------
BOSTON PARTNERS LARGE CAP VALUE       Charles Schwab & Co., Inc.
FUND INVESTOR SHARES                  Special Custody Account                                        51.95%
                                      for Benefit of Customers
                                      Attn: Mutual Funds
                                      101 Montgomery St.
                                      San Francisco, CA 94104

------------------------------------- ------------------------------------------------------- ------------------------
BOSTON PARTNERS MID CAP VALUE FUND    National Financial Services Corp.
INSTITUTIONAL SHARES                  for the Exclusive Benefit of our Customers                      8.52%
                                      Attn: Mutual Funds, 5th Fl.
                                      200 Liberty St.
                                      1 World Financial Cr.
                                      New York, NY 10041-3299

------------------------------------- ------------------------------------------------------- ------------------------
                                      JPMB(I) as Trustees for
                                      Coronation Global Equity                                        7.34%
                                      Boundary Terraces
                                      1 Mariendahl Lane
                                      Newlands 7700 South Africa

------------------------------------- ------------------------------------------------------- ------------------------
                                      SBSA c/o Coronation International
                                      Active Fund of Funds                                           22.44%
                                      P.O. Box 54
                                      Cape Town 8000 South Africa

------------------------------------- ------------------------------------------------------- ------------------------
                                      MAC & Co.
                                      A/C BPHF 3006002                                               15.28%
                                      Mutual Funds Operations
                                      P.O. Box 3198
                                      Pittsburgh, PA 15230-3198

------------------------------------- ------------------------------------------------------- ------------------------


------------------------------------- ------------------------------------------------------- ------------------------
             FUND NAME                           SHAREHOLDER NAME AND ADDRESS                  PERCENTAGE OF FUND HELD
------------------------------------- ------------------------------------------------------- ------------------------
                                      U.S. Bank National Association
                                      TRST SIS of the Order of St. Benedict RP                       20.21%
                                      A/C 21743240
                                      Mutual Funds Department
                                      P.O. Box 64010
                                      St. Paul, MN 64010
------------------------------------- ------------------------------------------------------- ------------------------
                                      Belmont Hill School Inc.
                                      350 Prospect St.                                                8.53%
                                      Belmont, MA 02478-2656

------------------------------------- ------------------------------------------------------- ------------------------
                                      MAC & Co.
                                      A/C CHIF1001182                                                19.32%
                                      FBO Childrens Hospital LA
                                      P.O. Box 3198
                                      Pittsburgh, PA 15230-3198

------------------------------------- ------------------------------------------------------- ------------------------
                                      American Express Trust Co.
                                      FBO American Express                                           18.10%
                                      Retirement Serv Plans
                                      Attn: Pat Brown
                                      50534 AXP Financial Ctr.
                                      Minneapolis, MN 55474

------------------------------------- ------------------------------------------------------- ------------------------
                                      Houvis & Co.
                                      c/o AmSouth Bank                                                5.06%
                                      P.O. Box 12365
                                      Birmingham, AL 35202
------------------------------------- ------------------------------------------------------- ------------------------
BOSTON PARTNERS MID CAP VALUE FUND    National Financial Svcs. Corp.
- INVESTOR SHARES                     for Exclusive Benefit of Our Customers                         11.35%
                                      Attn: Mutual Funds, 5th Floor
                                      200 Liberty St.
                                      New York, NY 10281

------------------------------------- ------------------------------------------------------- ------------------------
                                      JPMB(I) as Trustee for
                                      Coronation Global Equity                                        5.54%
                                      Boundary Terraces
                                      1 Mariendahl Lane
                                      Newlands 7700 South Africa

------------------------------------- ------------------------------------------------------- ------------------------
                                      Charles Schwab & Co., Inc.
                                      Special Custody Account                                        12.27%
                                      for Benefit of Customers
                                      Attn: Mutual Funds
                                      101 Montgomery St.
                                      San Francisco, CA 94104

------------------------------------- ------------------------------------------------------- ------------------------


------------------------------------- ------------------------------------------------------- ------------------------
             FUND NAME                           SHAREHOLDER NAME AND ADDRESS                  PERCENTAGE OF FUND HELD
------------------------------------- ------------------------------------------------------- ------------------------
                                      SBSA c/o Coronation International
                                      Active Fund of Funds                                           53.34%
                                      P.O. Box 54
                                      Cape Town 8000 South Africa

------------------------------------- ------------------------------------------------------- ------------------------
BOSTON PARTNERS                       National Investor Services Corp.
SMALL CAP VALUE FUND II               FBO Exclusive Benefit for Our Customers                        10.82%
-INSTITUTIONAL SHARES                 Attn: Mutual Funds
                                      5th Floor
                                      200 Liberty St.
                                      1 World Financial Center
                                      New York, NY 10041-3299

------------------------------------- ------------------------------------------------------- ------------------------
                                      NAIDOT & Co.
                                      Bessemer Trust Company                                          8.91%
                                      100 Woodbridge Ave.
                                      Woodbridge, NJ 07095-3336
------------------------------------- ------------------------------------------------------- ------------------------
                                      Georgetown Memorial Hospital
                                      Depreciation Fund                                               6.47%
                                      P.O. Box 1718
                                      Georgetown, SC 29442-1718
------------------------------------- ------------------------------------------------------- ------------------------
                                      Hollowbeam & Co. FBO
                                      Maine Health Access Foundation                                  7.48%
                                      200 Newport Ave., 7th Floor
                                      North Quincy, MA 02171
------------------------------------- ------------------------------------------------------- ------------------------
                                      Plumbers and Steamfitters
                                      Local No. 7 Pension Fund                                       10.04%
                                      Robert M. Valenty, Administrator
                                      Mary Allen Smith,
                                      Assistant Administrator
                                      308 Wolf Road
                                      Latham, NY 12110

------------------------------------- ------------------------------------------------------- ------------------------
BOSTON PARTNERS SMALL CAP VALUE       National Financial Services Corp.
FUND II - INVESTOR SHARES             for the Exclusive Benefit of Our Customers                     35.30%
                                      Attn: Mutual Funds
                                      5th Floor
                                      200 Liberty St.
                                      1 World Financial Center
                                      New York, NY 10281

------------------------------------- ------------------------------------------------------- ------------------------


------------------------------------- ------------------------------------------------------- ------------------------
             FUND NAME                           SHAREHOLDER NAME AND ADDRESS                  PERCENTAGE OF FUND HELD
------------------------------------- ------------------------------------------------------- ------------------------
                                      Charles Schwab & Co., Inc.
                                      Special Custody Account                                       41.45%
                                      for Benefit of Customers
                                      Attn: Mutual Funds
                                      101 Montgomery St.
                                      San Francisco, CA 94104

------------------------------------- ------------------------------------------------------- ------------------------
                                      National Investors Services Corp.
                                      for the Exclusive Benefit of Our Customers                      6.74%
                                      55 Water Street
                                      New York, NY 10041-3299

------------------------------------- ------------------------------------------------------- ------------------------
BOSTON PARTNERS LONG/SHORT EQUITY     National Investors Services Corp.
FUND -                                for the Exclusive Benefit of Our Customers                     13.14%
INSTITUTIONAL SHARES                  Attn: Mutual Funds
                                      5th Floor
                                      200 Liberty St.
                                      New York, NY 10281

------------------------------------- ------------------------------------------------------- ------------------------
                                      National Investor Services Corp.
                                      FBO Exclusive Benefit of Our Customers                         10.09%
                                      55 Water St.
                                      New York, NY 10281-1003

------------------------------------- ------------------------------------------------------- ------------------------
                                      Charles Schwab & Co., Inc.
                                      Special Custody Account                                        64.21%
                                      for Benefit of Customers
                                      Attn:  Mutual Funds
                                      101 Montgomery Street
                                      San Francisco, CA 94104

------------------------------------- ------------------------------------------------------- ------------------------
BOSTON PARTNERS LONG/SHORT EQUITY     National Financial Services Corp.
FUND -                                for the Exclusive Benefit of Our Customers                     69.05%
INVESTOR SHARES                       200 Liberty St.
                                      New York, NY 10281
------------------------------------- ------------------------------------------------------- ------------------------


------------------------------------- ------------------------------------------------------- ------------------------
             FUND NAME                           SHAREHOLDER NAME AND ADDRESS                  PERCENTAGE OF FUND HELD
------------------------------------- ------------------------------------------------------- ------------------------
BOSTON PARTNERS ALL-CAP VALUE FUND    Boston Partners Asset Management LP
- INSTITUTIONAL SHARES                Attn: Jan Penney                                               97.21%
                                      28 State Street
                                      Boston, MA 02109-1775
------------------------------------- ------------------------------------------------------- ------------------------
BOSTON PARTNERS ALL-CAP VALUE FUND    Edward H. Grant
- INVESTOR SHARES                     and Carol A. Grant                                             94.37%
                                      JT TEN WROS
                                      28 Windrush Lane
                                      Osterville, MA 02655-2317
------------------------------------- ------------------------------------------------------- ------------------------
                                      Boston Partners Asset Management LP
                                      Attn: Jan Penney                                                5.63%
                                      28 State Street
                                      Boston, MA 02109-1775

------------------------------------- ------------------------------------------------------- ------------------------
SCHNEIDER SMALL CAP VALUE FUND        John Frederick Lyness
                                      81 Hillcrest Ave.                                               5.50%
                                      Summit, NJ 07901

------------------------------------- ------------------------------------------------------- ------------------------
                                      Charles Schwab & Co., Inc.
                                      Special Custody Account                                        33.07%
                                      for Benefit of Customers
                                      Attn:  Mutual Funds
                                      101 Montgomery Street
                                      San Francisco, CA 94104

------------------------------------- ------------------------------------------------------- ------------------------
                                      Ursinus College Endowment Fund
                                      P.O. Box 1000                                                  15.31%
                                      Collegeville, PA 19426
------------------------------------- ------------------------------------------------------- ------------------------
                                      MAC & CO.
                                      A/C CPVF1854542                                                 6.95%
                                      Mutual Funds Operations
                                      P.O. Box 3198
                                      Pittsburgh, PA 15230-3198

------------------------------------- ------------------------------------------------------- ------------------------
BOGLE SMALL CAP GROWTH FUND           National Investors Services Corp.
-INVESTOR SHARES                      for the Exclusive Benefit of Our Customers                     10.39%
                                      55 Water Street
                                      32nd floor
                                      New York, NY 10041-3299

------------------------------------- ------------------------------------------------------- ------------------------


------------------------------------- ------------------------------------------------------- ------------------------
             FUND NAME                           SHAREHOLDER NAME AND ADDRESS                  PERCENTAGE OF FUND HELD
------------------------------------- ------------------------------------------------------- ------------------------
BOGLE SMALL CAP GROWTH FUND           U.S. Equity Investment Portfolio L.P.
-INSTITUTIONAL SHARES                 3801 PGA Blvd.                                                 14.03%
                                      Suite 555
                                      Palm Gardens, FL 33410

------------------------------------- ------------------------------------------------------- ------------------------
                                      Charles Schwab & Co, Inc.
                                      Special Custody Account                                        55.10%
                                      for the Benefit of Customers
                                      Attn: Mutual Funds
                                      101 Montgomery St.
                                      San Francisco, CA 94104

------------------------------------- ------------------------------------------------------- ------------------------

         As of August 30, 2002, directors and officers as a group owned less than one percent of the shares of each class within the Company.



                              FINANCIAL STATEMENTS

         As of the date of this Statement of Additional Information, the Fund had not commenced operations. As a result, there are no financial statements for the Fund.

                                   APPENDIX A
                                   ----------

                        DESCRIPTION OF SECURITIES RATINGS


SHORT-TERM CREDIT RATINGS
-------------------------
         A Standard & Poor's short-term issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation having an original maturity of no more than 365 days. The following summarizes the rating categories used by Standard & Poor's for short-term issues:

         "A-1" - Obligations are rated in the highest category and indicate that the obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

         "A-2" - Obligations are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

         "A-3" - Obligations exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

         "B" - Obligations have significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation. However, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

         "C" - Obligations are currently vulnerable to nonpayment and are dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation.

         "D" - Obligations are in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

         Local Currency and Foreign Currency Risks - Country risk considerations are a standard part of Standard & Poor's analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor's capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government's own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

         Moody's short-term ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. These obligations have an original maturity not exceeding one year, unless explicitly noted. The following summarizes the rating categories used by Moody's for short-term obligations:

         "Prime-1" - Issuers (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

         "Prime-2" - Issuers (or supporting institutions) have a strong ability to repay senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation than is the case for Prime-1 securities. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

         "Prime-3" - Issuers (or supporting institutions) have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt-protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

         "Not Prime" - Issuers do not fall within any of the Prime rating categories.

         Fitch short-term ratings apply to time horizons of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus place greater emphasis on the liquidity necessary to meet financial commitments in a timely manner. The following summarizes the rating categories used by Fitch for short-term obligations:

         "F1" - Securities possess the highest credit quality. This designation indicates the strongest capacity for timely payment of financial commitments and may have an added "+" to denote any exceptionally strong credit feature.

         "F2" - Securities possess good credit quality. This designation indicates a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

         "F3" - Securities possess fair credit quality. This designation indicates that the capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.


         "B" - Securities possess speculative credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

         "C" - Securities possess high default risk. Default is a real possibility. This designation indicates a capacity for meeting financial commitments which is solely reliant upon a sustained, favorable business and economic environment.

         "D" - Securities are in actual or imminent payment default.

LONG-TERM CREDIT RATINGS
------------------------

         The following summarizes the ratings used by Standard & Poor's for long-term issues:

         "AAA" - An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

         "AA" - An obligation rated "AA" differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

         "A" - An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

         "BBB" - An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

         Obligations rated "BB," "B," "CCC," "CC" and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

         "BB" - An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

         "B" - An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB," but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

         "CCC" - An obligation rated "CCC" is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

         "CC" - An obligation rated "CC" is currently highly vulnerable to nonpayment.

         "C" - A subordinated debt obligation rated "C" is currently highly vulnerable to nonpayment. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued.

         "D" - An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payment will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

         - PLUS (+) OR MINUS (-) - The ratings from "AA" through "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

         The following summarizes the ratings used by Moody's for long-term debt:

         "Aaa" - Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         "Aa" - Bonds are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the "Aaa" securities.

         "A" - Bonds possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

         "Baa" - Bonds are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         "Ba" - Bonds are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

         "B" - Bonds generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         "Caa" - Bonds are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

         "Ca" - Bonds represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

         "C" - Bonds are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

         Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from "Aa" through "Caa." The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of its generic rating category.


The following summarizes long-term ratings used by Fitch:

         "AAA" - Securities considered to be investment grade and of the highest credit quality. These ratings denote the lowest expectation of credit risk and are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

         "AA" - Securities considered to be investment grade and of very high credit quality. These ratings denote a very low expectation of credit risk and indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

         "A" - Securities considered to be investment grade and of high credit quality. These ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

         "BBB" - Securities considered to be investment grade and of good credit quality. These ratings denote that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

         "BB" - Securities considered to be speculative. These ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

         "B" - Securities considered to be highly speculative. These ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

         "CCC," "CC" and "C" - Securities have high default risk. Default is a real possibility, and capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. "CC" ratings indicate that default of some kind appears probable, and "C" ratings signal imminent default.

         "DDD," "DD" and "D" - Securities are in default. The ratings of obligations in these categories are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. "DD" indicates potential recoveries in the range of 50%-90%, and "D" the lowest recovery potential, i.e., below 50%.

         Entities rated in this category have defaulted on some or all of their obligations. Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D" have a poor prospect for repaying all obligations.

         PLUS (+) or MINUS (-) may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the "AAA" long-term rating category or to categories below "CCC".

NOTES TO SHORT-TERM AND LONG-TERM CREDIT RATINGS
------------------------------------------------

STANDARD & POOR'S

       CREDITWATCH: CreditWatch highlights the potential direction of a short- or long-term rating. It focuses on identifiable events and short-term trends that cause ratings to be placed


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

under special surveillance by Standard & Poor's analytical staff. These may include mergers, recapitalizations, voter referendums, regulatory action, or anticipated operating developments. Ratings appear on CreditWatch when such an event or a deviation from an expected trend occurs and additional information is necessary to evaluate the current rating. A listing, however, does not mean a rating change is inevitable, and whenever possible, a range of alternative ratings will be shown. CreditWatch is not intended to include all ratings under review, and rating changes may occur without the ratings having first appeared on CreditWatch. The "positive" designation means that a rating may be raised; "negative" means a rating may be lowered; and "developing" means that a rating may be raised, lowered or affirmed.

       RATING OUTLOOK: A Standard & Poor's Rating Outlook assesses the potential direction of a long-term credit rating over the intermediate to longer term. In determining a Rating Outlook, consideration is given to any changes in the economic and/or fundamental business conditions. An Outlook is not necessarily a precursor of a rating change or future CreditWatch action.

             o   Positive means that a rating may be raised.
             o   Negative means that a rating may be lowered.
             o   Stable means that a rating is not likely to change.
             o   Developing means a rating may be raised or lowered.
             o   N.M. means not meaningful.

MOODY'S

        WATCHLIST: Watchlists list the names of credits whose ratings have a likelihood of changing. These names are actively under review because of developing trends or events which, in Moody's opinion, warrant a more extensive examination. Inclusion on this Watchlist is made solely at the discretion of Moody's Investors Service, and not all borrowers with ratings presently under review for possible downgrade or upgrade are included on any one Watchlist. In certain cases, names may be removed from this Watchlist without a change in rating.

FITCH

       WITHDRAWN: A rating is withdrawn when Fitch deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

       RATING WATCH: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for a potential downgrade, or "Evolving", if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

       RATING OUTLOOK: A Rating Outlook indicates the direction a rating is likely to move over a one to two-year period. Outlooks may be positive, stable or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, companies whose outlooks are "stable" could be upgraded or downgraded before an outlook moves to a positive or negative if circumstances warrant such an action. Occasionally, Fitch may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.

MUNICIPAL NOTE RATINGS
----------------------

         A Standard & Poor's note rating reflects the liquidity factors and market access risks unique to notes due in three years or less. The following summarizes the ratings used by Standard & Poor's for municipal notes:

         "SP-1" - The issuers of these municipal notes exhibit a strong capacity to pay principal and interest. Those issues determined to possess a very strong capacity to pay debt service are given a plus (+) designation.

         "SP-2" - The issuers of these municipal notes exhibit a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

         "SP-3" - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.

         In municipal debt issuance, there are three rating categories for short-term obligations that are considered investment grade. These ratings are designated Moody's Investment Grade ("MIG") and are divided into three levels - MIG 1 through MIG 3. In the case of variable rate demand obligations, a two-component rating is assigned. The first element represents Moody's evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of the degree of risk associated with the demand feature, using the MIG rating scale. The short-term rating assigned to the demand feature is designated as VMIG. MIG ratings expire at note maturity. By contrast, VMIG ratings expirations will be a function of each issue's specific structural or credit features. The following summarizes the ratings by Moody's for these short-term obligations:

         "MIG-1"/"VMIG-1" - This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing.

         "MIG-2"/"VMIG-2" - This designation denotes strong credit quality. Margins of protection are ample although not as large as in the preceding group.

         "MIG-3"/"VMIG-3" - This designation denotes acceptable credit quality. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

         "SG" - This designation denotes speculative-grade credit quality. Debt instruments in this category lack sufficient margins of protection.

         Fitch uses the same ratings for municipal securities as described above for other short-term credit ratings.

ABOUT CREDIT RATINGS
--------------------

A Standard & Poor's issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation. The issue credit rating is not a recommendation to purchase, sell or hold a financial obligation. Credit ratings may be changed, suspended or withdrawn.

Moody's credit ratings must be construed solely as statements of opinion and not recommendations to purchase, sell or hold any securities.

Fitch credit ratings are an opinion on the ability of an entity or of a securities issue to meet financial commitments on a timely basis. Fitch credit ratings are used by investors as indications of the likelihood of getting their money back in accordance with the terms on which they invested. However, Fitch credit ratings are not recommendations to buy, sell or hold any security. Ratings may be changed or withdrawn.


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